                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))
[x]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                       AIR PRODUCTS AND CHEMICALS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                       AIR PRODUCTS AND CHEMICALS, INC.
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[AIR PRODUCTS LOGO]
    ----------------------------------------------------------------------------

    AIR PRODUCTS AND CHEMICALS, INC.
    7201 Hamilton Boulevard
    Allentown, PA 18195-1501

    December 13, 2002

    Dear Shareholder:

    On behalf of your Board of Directors, I am pleased to invite you to attend the 2003 Annual Meeting of Shareholders of Air Products and Chemicals, Inc.

    The Notice of Annual Meeting, Proxy Statement, and proxy card accompanying my letter describe the business to be conducted at the meeting, including the election of four directors. The Board of Directors has nominated Mr. Mario L. Baeza, Ambassador L. Paul Bremer, III, Mr. Edward E. Hagenlocker, and Mr. Terrence Murray.

    It is important that your shares be represented and voted at the Annual Meeting. YOU MAY VOTE BY TELEPHONE OR INTERNET AS DESCRIBED ON THE PROXY CARD OR YOU MAY FILL IN, SIGN, DATE, AND MAIL THE PROXY CARD.

    We look forward to seeing you at the meeting.

    Cordially,

    /s/ John P. Jones III

    John P. Jones III
    Chairman of the Board, President, and
    Chief Executive Officer

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        AIR PRODUCTS AND CHEMICALS, INC.

TIME..........................   2:00 p.m., Thursday, January 23, 2003

PLACE.........................   Tompkins College Center Theater at Cedar Crest
                                 College in Allentown, Pennsylvania. Free parking will be available.

ITEMS OF BUSINESS.............   1. Elect four directors each for a three-year
                                    term.

                                 2. Ratify the appointment of independent
                                    auditors for the fiscal year ending
                                    September 30, 2003.

                                 3. Approve Amendments to the Long-Term
                                    Incentive Plan.

                                 4. Attend to such other business as may
                                    properly come before the meeting or any
                                    postponement or adjournment of the meeting.

RECORD DATE...................   Shareholders of record at the close of business
                                 on November 29, 2002, are entitled to receive this notice and to vote at the meeting.

WAYS TO SUBMIT
YOUR VOTE.....................   You have the alternatives of voting your shares
                                 by using a toll-free telephone number or the Internet as described on the proxy card, or you may fill in, sign, date, and mail the proxy card. We encourage you to complete and file your proxy electronically or by telephone if those options are available to you.

IMPORTANT.....................   Whether you plan to attend the meeting or not,
                                 please submit your proxy as soon as possible in order to avoid additional soliciting expense to the Company. The proxy is revocable and will not affect your right to vote in person in the event you find it convenient to attend the meeting. If you find that you are unable to attend, you may request a summary of actions taken at the meeting which will be available along with our financial results for the first quarter of fiscal year 2003.


7201 Hamilton Boulevard                             By order of the Board of Directors,
Allentown, Pennsylvania 18195-1501
                                                    /s/ W. Douglas Brown
                                                    W. Douglas Brown
                                                    Vice President, General Counsel
                                                      and Secretary
                                                    December 13, 2002

                                PROXY STATEMENT

                               TABLE OF CONTENTS

                                                              PAGE
                                                              ----
QUESTIONS AND ANSWERS.......................................     1
PROPOSALS YOU MAY VOTE ON...................................     6
  1.  ELECTION OF DIRECTORS.................................     6
  2.  RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS...     6
  3.  APPROVAL OF AMENDMENTS TO THE LONG-TERM INCENTIVE
     PLAN...................................................     7
THE BOARD OF DIRECTORS......................................    14
  DIRECTORS STANDING FOR ELECTION THIS YEAR.................    14
  DIRECTORS CONTINUING IN OFFICE............................    15
  BOARD OF DIRECTORS........................................    16
  COMMITTEES OF THE BOARD...................................    17
     AUDIT COMMITTEE REPORT.................................    18
  DIRECTOR COMPENSATION.....................................    20
  DIRECTOR RETIREMENT POLICY................................    21
COMPENSATION OF EXECUTIVE OFFICERS..........................    21
  REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION
     COMMITTEE..............................................    21
  EXECUTIVE COMPENSATION TABLES.............................    23
     2002 SUMMARY COMPENSATION TABLE........................    23
     OPTION GRANTS IN 2002..................................    24
     OPTIONS EXERCISED IN 2002 AND 2002 YEAR-END OPTION
      VALUES................................................    24
     PENSION PLAN TABLE.....................................    25
  SEVERANCE AND OTHER CHANGE IN CONTROL ARRANGEMENTS........    25
INFORMATION ABOUT STOCK PERFORMANCE AND OWNERSHIP...........    27
  STOCK PERFORMANCE GRAPH...................................    27
  PERSONS OWNING MORE THAN 5% OF AIR PRODUCTS STOCK.........    28
  AIR PRODUCTS STOCK BENEFICIALLY OWNED BY OFFICERS AND
     DIRECTORS..............................................    29
  SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE...    29
  EQUITY COMPENSATION PLAN INFORMATION......................    30

[Air Products Logo]
--------------------------------------------------------------------------------
AIR PRODUCTS AND CHEMICALS, INC.
7201 Hamilton Boulevard
Allentown, PA 18195-1501

                         ANNUAL MEETING OF SHAREHOLDERS
                                JANUARY 23, 2003

                                PROXY STATEMENT

We have sent you this Notice of Annual Meeting and Proxy Statement and proxy card because the Board of Directors of Air Products and Chemicals, Inc. (the "Company" or "Air Products") is soliciting your proxy to vote at the Company's Annual Meeting of Shareholders on January 23, 2003 (the "Annual Meeting"). This Proxy Statement contains information about the items being voted on at the Annual Meeting and information about the Company.

                             QUESTIONS AND ANSWERS

WHAT MAY I VOTE ON?

- The election of four nominees to serve on our Board of Directors.

- The appointment of independent auditors to audit the Company's financial statements for our fiscal year 2003.

- Approval of Amendments to the Long-Term Incentive Plan.

HOW DOES THE BOARD RECOMMEND I VOTE ON THE PROPOSALS?

The Board recommends votes

     - FOR each of the nominees for the Board of Directors.

     - FOR ratifying the appointment of the independent auditors.

     - FOR the proposed Amendments to the Long-Term Incentive Plan.

WHO IS ENTITLED TO VOTE?

The only shareholders who may vote are those who owned Air Products common stock, par value $1.00 per share ("Company Stock"), as of the close of business on November 29, 2002, the "Record Date" for the Annual Meeting.

WHO COUNTS THE VOTES?

Representatives of our Transfer Agent, American Stock Transfer and Trust Company, will tabulate the votes and act as the independent inspectors of election.

WHAT SHARES ARE INCLUDED ON MY PROXY CARD?

The shares on your proxy card or cards are all of the shares registered in your name with our Transfer Agent on the Record Date, including shares in the Direct Investment Program administered for Air Products shareholders by our Transfer Agent. If you have shares registered in the name of a bank, broker, or other registered owner or nominee, you should receive instructions from that registered owner about how to instruct them to vote those shares.

HOW DO I VOTE THE SHARES ON MY PROXY CARD?

You may vote by signing and dating the proxy card(s) and returning the card(s) in the prepaid envelope.

ALSO, YOU CAN VOTE BY USING A TOLL-FREE TELEPHONE NUMBER OR THE INTERNET. Instructions about these ways to vote appear on the proxy card. If you vote by telephone or Internet, please have your proxy card and control number available. The sequence of numbers appearing on your card is your control number, and your control number is necessary to verify your vote.

Votes submitted by mail, telephone, or Internet will be voted in the manner you indicate by the individuals named on the proxy. If you do not specify how you want your shares voted, they will be voted according to the Board's recommendations for the three proposals.

MAY I CHANGE MY VOTE?

You may revoke your proxy at any time before the Annual Meeting by returning a later-dated proxy card or phone or Internet vote; notifying us that you have revoked your proxy; or attending the Annual Meeting, giving notice of revocation and voting in person.

HOW IS COMPANY STOCK IN THE COMPANY'S RETIREMENT SAVINGS AND STOCK OWNERSHIP PLAN ("RSSOP") VOTED?

If you are an employee or former employee who owns shares of Company Stock under the RSSOP, you will be furnished a separate voting direction form by the RSSOP Trustee, State Street Bank and Trust Company. The Trustee will vote shares of Company Stock represented by units of interest allocated to your RSSOP account on the Record Date. The vote cast will follow the directions you give when you complete and return your voting direction form to the Trustee, or give your instructions by telephone or Internet. The Trustee will cast your vote in a manner which will protect your voting privacy. If you do not give voting instructions or your instructions are unclear, the Trustee will vote the shares in the same proportions and manner as other RSSOP participants instruct the Trustee to vote their RSSOP shares. The Trustee will also vote fractional shares this way.

HOW MANY SHARES CAN VOTE AT THE 2003 ANNUAL MEETING?

As of the Record Date, November 29, 2002, 227,219,388 shares of Company Stock were issued and outstanding, which are the only shares entitled to vote at the Annual Meeting. Every owner of Company Stock is entitled to one vote for each share owned.

WHAT IS A "QUORUM"?

A quorum is necessary to hold a valid meeting of shareholders. A majority of the outstanding shares of Company Stock present in person or represented by proxy makes a quorum. If you vote -- including by Internet, telephone, or proxy card -- your shares voted will be considered part of the quorum for the Annual Meeting.

WHAT VOTE IS NECESSARY TO PASS THE ITEMS OF BUSINESS AT THE ANNUAL MEETING?

If a quorum is present at the Annual Meeting, the four director candidates receiving the highest number of votes will be elected. If you vote and are part of the quorum, your shares will be voted for election of all four of the director nominees unless you give instructions to "withhold" votes, although withholding votes and broker nonvotes will not influence voting results. Abstentions may not be specified as to election of directors.

The appointment of independent auditors will be ratified if a majority of the shares present or represented at the meeting and entitled to vote are voted in favor. Abstentions will have the effect of a vote against.

The proposed Amendments to the Long-Term Incentive Plan will be approved if a majority of the shares present or represented at the meeting and entitled to vote are voted in favor. Abstentions will have the effect of a vote against. Broker nonvotes will not be treated as entitled to vote and will have no effect on the results of the vote.

Under New York Stock Exchange rules, brokers that do not receive instructions from their customers may vote in their discretion on proposals 1 and 2. As to proposal 3, assuming that pending NYSE rules become effective, if you do not give your broker or nominee specific instructions as to shares you hold in street name, your shares may not be voted on that proposal. This is referred to as a "broker nonvote." If the pending NYSE rules do not become effective, then if you do not give your broker or nominee specific instructions, absent your contrary agreement with such person, your shares may be voted on proposal 3 at the Annual Meeting.

HOW WILL VOTING ON ANY OTHER BUSINESS BE CONDUCTED?

We do not know of any business or proposals to be considered at the 2003 Annual Meeting other than the items described in this Proxy Statement. If any other business is proposed and we decide to permit it to be presented at the Annual Meeting, the signed proxies received from you and other shareholders give the persons voting the proxies the authority to vote on the matter according to their judgment.

WHEN ARE SHAREHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING DUE?

Proposals must be received by W. Douglas Brown, Secretary, Air Products and Chemicals, Inc., 7201 Hamilton Boulevard, Allentown, PA 18195-1501, by October 25, 2003, and must comply with the requirements of our bylaws (described in the next paragraph) to be presented at the 2004 annual meeting. The proxy for next year's annual meeting will confer discretionary authority to vote on any shareholder proposal that we do not know about before October 26, 2003.

Our bylaws require adequate written notice of the proposal by delivering it in writing to Mr. Brown in person or by mail at the address stated above, on or after September 25, 2003, but no later than October 25, 2003. To be considered adequate, the notice must contain specified information about the matter to be presented at the meeting and the shareholder proposing the matter. A proposal received after October 25, 2003, will be considered untimely and will not be entitled to be presented at the meeting. To be considered for inclusion in next year's proxy statement, proposals must be delivered in writing to Mr. Brown at the address stated above no later than August 15, 2003.

WHAT ARE THE COSTS OF THIS PROXY SOLICITATION?

We hired Morrow & Co. to help distribute materials and solicit votes for the Annual Meeting. We will pay them a fee of $7,500, plus out-of-pocket costs and expenses, and reimburse banks, brokers and other custodians, nominees, and fiduciaries for their reasonable out-of-pocket expenses for forwarding Annual Meeting materials to you because they own Company Stock for you. In addition to using the mail, our directors, officers, and employees may solicit proxies by personal interview, telephone, telegram, or otherwise, although they won't be paid any additional compensation. The Company will bear all expenses of solicitation.

MAY I INSPECT THE SHAREHOLDER LIST?

For a period of 10 days prior to the Annual Meeting and if you have a purpose germane to the meeting, a list of shareholders registered on the books of our Transfer Agent as of the Record Date will be available for your examination, as a registered shareholder, during normal business hours at the Company's principal offices.

HOW CAN I GET MATERIALS FOR THE ANNUAL MEETING?

PUBLIC SHAREHOLDERS. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about December 13, 2002. Each registered and beneficial owner of Company Stock on the Record Date should have received a copy (or, if they have consented, notice of on-line availability) of the Company's Annual Report to Shareholders including financial statements (the "Annual Report") either with this Proxy Statement or prior to its receipt (although only certain parts of the Annual Report are required to be part of the proxy solicitation material for the Annual Meeting). When you receive this package, if you have not yet received the Annual Report please contact us and a copy will be sent at no expense to you.

     Note to Multiple Shareholders Sharing the Same Address

     In accordance with a notice sent to all shareholders who share a single address, only one Annual Report and Proxy Statement will be sent to that address unless contrary instructions were given by any shareholder at that address. This practice, known as "householding," is designed to reduce our printing and postage costs. However, if any shareholder residing at such an address wishes to receive a separate Annual Report or Proxy Statement in the future, they may telephone the Corporate Secretary's Office at 888-AIR-INFO or write to 7201 Hamilton Boulevard, Allentown, PA 18195-1501. If you are receiving multiple copies of our Annual Report and Proxy Statement, you can request householding by contacting the Secretary in the same manner.

CURRENT EMPLOYEES. If you are an employee of the Company or an affiliate with Intranet access as of the Record Date, you should have received e-mail notice of electronic access to the Notice of Annual Meeting, the Proxy Statement, and the Annual Report on or about December 13, 2002. You may request a paper copy of this Notice of Annual Meeting and Proxy Statement and of the Annual Report by contacting us. If you do not have Intranet access, copies of these materials will be mailed to your home.

If you are a participant in the RSSOP, you will receive a voting direction form from the Plan Trustee mailed to your home on or after December 13, 2002 for directing the vote of shares in your RSSOP account. We've also arranged for the Plan Trustee to receive your voting instructions by telephone or Internet as described on the voting direction form.

If you have employee stock options awarded to you by the Company or an affiliate but don't otherwise own any Company Stock on the Record Date, you will not receive a proxy card for voting. You are being furnished this Proxy Statement and the Annual Report for your information and as required by law.

CAN I RECEIVE ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE?

YES. WE URGE YOU TO SAVE AIR PRODUCTS FUTURE POSTAGE AND PRINTING EXPENSES BY CONSENTING TO RECEIVE FUTURE ANNUAL REPORTS AND PROXY STATEMENTS ON-LINE ON THE INTERNET.

Most shareholders can elect to view future proxy statements and annual reports over the Internet instead of receiving paper copies in the mail. Those shareholders will be given the opportunity to consent to future Internet delivery when they vote their proxy or give voting instructions.

If you are not a registered shareholder, this option may only be available if you vote by Internet. This is due to requirements set by the bank, broker, or other registered owner who owns your shares for you. If you are not given an opportunity to consent to Internet delivery when you vote your proxy or give your voting instructions, contact the registered owner of your shares and inquire about the availability of such an option for you.

If you consent, your account will be so noted; when our proxy statement and other solicitation materials for the 2004 annual meeting of shareholders become available, you will be notified of how to access them on the Internet; and you will always be able to request paper copies by contacting us.

HOW CAN I REACH THE COMPANY TO REQUEST MATERIALS OR INFORMATION REFERRED TO IN THESE QUESTIONS AND ANSWERS?

You may reach us

     - by mail addressed to the Corporate Secretary's Office

       Air Products and Chemicals, Inc.
       7201 Hamilton Boulevard
       Allentown, PA 18195-1501

     - by calling 888-AIR-INFO

     - by leaving a message on our website at www.airproducts.com/tellmemore

When you request material for the Annual Meeting, it will be provided to you at no cost.

                           PROPOSALS YOU MAY VOTE ON

                           1.   ELECTION OF DIRECTORS

The Board of Directors currently has 12 positions. With the retirement from the Board of Mr. Terry R. Lautenbach under our directorship term limitation policy and the election by shareholders of the four nominees standing for election, the Board will have 11 members after the Annual Meeting. Our Board is divided into three classes for purposes of election, with terms of office ending in successive years.

Mr. Mario L. Baeza, Ambassador L. Paul Bremer III, Mr. Edward E. Hagenlocker, and Mr. Terrence Murray, four incumbent directors whose terms are currently scheduled to expire at the Annual Meeting, have been nominated for re-election for three-year terms. Other directors are not up for election this year and will continue in office for the remainder of their terms. If a nominee is unavailable for election at the time of the Annual Meeting, proxy holders will vote for another nominee proposed by our Board or, as an alternative, the Board may reduce the number of positions on the Board.

YOUR BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE ELECTION OF MR. BAEZA, AMBASSADOR BREMER, MR. HAGENLOCKER, AND MR. MURRAY.

            2.   RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

At meetings held in November 2002, the Audit Committee of our Board of Directors approved KPMG LLP of Philadelphia, Pennsylvania ("KPMG") as independent auditors for 2003. The Board concurs with and wants shareholders to ratify this appointment even though ratification is not legally required. If shareholders do not ratify this appointment, the Audit Committee and the Board will reconsider it.

On May 10, 2002, the Company terminated its engagement of Arthur Andersen LLP of Philadelphia, Pennsylvania ("Andersen") as independent auditors and determined to appoint KPMG as its new independent auditors for the fiscal year ending September 30, 2002. This determination followed the Company's decision to seek proposals from independent public accounting firms to audit the Company's financial statements and was approved by the Board upon the recommendation of the Audit Committee.

Andersen's report on the Company's audited financial statements for each of the years ended September 30, 2000, and September 30, 2001, did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

During the years ended September 30, 2000, and September 30, 2001, and the interim period between September 30, 2001, and May 10, 2002, there were no disagreements between the Company and Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused it to make reference to the subject matter in connection with its report on the Company's financial statements for those years. Also, during those two years and interim period, there were no reportable events as listed in Item 304(a)(1)(v) of Regulation S-K.

During the years ended September 30, 2000, and September 30, 2001, and the interim period between September 30, 2001, and May 10, 2002, the Company did not consult with KPMG regarding application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matter or reportable event listed in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Representatives of KPMG will be available at the Annual Meeting to respond to questions.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS FOR FISCAL YEAR 2003.

          3.   APPROVAL OF AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN

We believe that it is very important that our executives, employees, and nonemployee directors receive part of their compensation for Company service in the form of stock awards and are provided with programs which allow them to elect to invest more of their pay in our stock. The Long-Term Incentive Plan, last approved by shareholders at the 2001 Annual Meeting, has been used effectively as a key component of our incentive compensation program since 1980 to grant stock-based awards to our executives and key employees. This year the Board of Directors has approved amendments to the Plan, including the addition of nonemployee directors as eligible participants, and we are asking shareholders to approve the amended Plan. The amended Plan will

     - Make some changes to the types of stock-based incentive awards which may be granted to executives, employees, and nonemployee directors under the Plan, and

     - Authorize an additional 9,000,000 shares for issuance under the Plan.

With your approval at the Annual Meeting, we will have the flexibility to use stock options, stock appreciation rights, deferred stock units, restricted stock, and other stock awards. We will

     - Not grant stock options and stock appreciation rights under the Plan at less than 100% of fair market value on the date of grant,

     - Not reprice any stock option or stock appreciation right,

     - Not grant more than 20% of the Company Stock subject to Plan awards for fiscal year 2002 and later years as deferred stock units, restricted stock, or other stock awards providing for the acquisition of shares for a consideration less than fair market value as of the date of grant, exercise, or purchase of such awards, nor

     - Amend the Plan if shareholder approval of the amendment is at the time required by applicable law or by the rules of the New York Stock Exchange.

As of December 1, 2002, the 9,000,000 additional shares requested for future Plan awards represent 3.96% of the Company Stock outstanding and entitled to vote. Our executives and employees have tended to hold their stock option awards until relatively late in the term of the option even when the options are significantly "in-the-money" and could be exercised. We believe this reflects the confidence that our employees have in the future of the Company. In addition to the options they hold, Company officers are required to attain and maintain an investment position in Air Products stock or earned out deferred stock units of five times base salary for the chief executive officer and two to four times base salary for the other officers, depending on the individual's responsibility, within a five-year period after assuming such office. As of December 1, 2002, all executive officers are in compliance with the policy.

The following is a summary of the material features of the Plan as proposed to be amended. This summary is qualified in its entirety by reference to the full text of the amended and restated Plan, which we filed electronically with this Proxy Statement with the Securities and Exchange Commission.

PLAN PURPOSES

The purposes of the Plan are to: provide long-term incentives and rewards to directors and to those executives and key employees who are either in a position to contribute to the long-term growth and success of the Company, have high potential for assuming greater levels of responsibility, or have demonstrated their critical importance to the operation of their organizational unit; assist the Company and its subsidiaries in attracting and retaining experienced and capable directors, executives and key employees; and more closely associate the interests of Plan participants with those of our shareholders.

SHARES AVAILABLE UNDER THE PLAN

The Plan limits the net number of shares of Company Stock which may be delivered in respect of Plan awards granted on or after January 23, 2003 to 9,000,000 shares of Company Stock, plus the number of shares previously authorized under the Plan but not issued or subject to an outstanding award which, as of December 1, 2002, was 944,648 shares. Shares subject to Plan awards which are not delivered because the award expires, is forfeited or terminates unexercised because payment under the award is made in a form other than in shares or for any other reason may again be made subject to a subsequently granted award. In addition, shares used as payment of the exercise price of an award or in satisfaction of tax obligations relating to an award are available again for Plan awards. On November 29, 2002, the closing price of a share of Company Stock as reported in the New York Stock Exchange composite transactions was $44.22.

ELIGIBILITY AND ADMINISTRATION

Participation in the Plan is limited to executives and other key employees, including officers and directors who are employees (together, "employee participants"); and directors of the Company who are not employees of the Company or its subsidiaries ("director participants"). The Plan permits awards to full- and part-time salaried executives and other key employees of the Company and entities affiliated with the Company, including entities in which the Company holds less than a majority equity position. The term "subsidiary" as used in this summary, includes all such affiliated entities. As of December 1, 2002, the number of employees who would have been eligible for selection to participate in the amended Plan was approximately 1,710 and the number of nonemployee directors was 11.

The Management Development and Compensation Committee of the Board (the "Compensation Committee") administers the Plan with regard to employee participants. The Nominating and Corporate Governance Committee of the Board (the "Nominating Committee") makes recommendations to the Board of Directors about the administration of the Plan with regard to director participants. As used in this summary, the term "Committee" means the Compensation Committee with regard to employee participants and the Board of Directors with regard to director participants.

The Committee has all necessary powers to administer and interpret the Plan, including the powers to select the employees or nonemployee directors to be granted awards under the Plan and, within the limits set by the Plan, to determine the type, size, terms, and conditions of the awards to be granted and the timing of grant of such awards. The Compensation Committee has delegated to management its authority to administer the Plan with regard to employees who are neither directors or executive officers of the Company, including the authority to grant awards within limits established by the Committee.

The types of awards that each Committee has the authority to grant to eligible participants under the Plan consist of stock options, deferred stock units, restricted stock, and other stock awards. In addition, the Compensation Committee or its delegate may grant stock appreciation rights to employee participants. Each of these types of awards is described below.

STOCK OPTIONS

Stock options granted under the Plan may be granted in the form of nonstatutory stock options and incentive stock options. Nonstatutory stock options do not qualify for preferential federal income tax treatment under Section 421(a) of the Internal Revenue Code, while incentive stock options are intended to be eligible for preferential federal income tax treatment. The Plan provides that the option price will not be less than 100% of the fair market value (as defined in the Plan) of a share of Company Stock on the date the stock option is granted. Unless otherwise determined by the Committee, stock options will become exercisable in increments of one-third of the shares subject to the option on each of the first three anniversaries of the date of grant and will expire on the tenth anniversary of the date of grant; and terminate if a participant's employment or service as a nonemployee director ends for any reason other than retirement or disability (as defined in the Plan) or death.

The Committee may accelerate the date of exercisability of any option or determine that any option that would otherwise have terminated due to a termination of employment or service shall continue. All outstanding stock options will become exercisable in full upon a change in control of the Company (as defined in the Plan) or, if later than the change in control, six months after the date of grant. In addition, the Committee may require or the participant may elect to surrender a stock option in exchange for a cash payment of 100% of the "spread" used to value stock appreciation rights on a change in control, as described below.

The option price of shares purchased on exercise of a stock option is payable in full at the time of exercise. The option price may be paid in cash or, if permitted by the Committee, in shares of Company Stock having a fair market value on the date of exercise equal to the option price, or in a combination of cash and such shares.

STOCK APPRECIATION RIGHTS

The Compensation Committee may grant stock appreciation rights to employee participants on a stand-alone basis or in tandem with a stock option or other Plan award. Unless otherwise determined by the Committee, stock appreciation rights will be exercisable to the same extent, at the same times and on the same conditions as described above for stock options.

In general, a participant who exercises stock appreciation rights will receive for each share as to which the rights are exercised an amount equal to the difference or "spread" between: (a) the fair market value of a share of Company Stock on the date of exercise; and (b) the fair market value of a share of Company Stock on the date the stock appreciation rights were granted. The Committee may in its discretion determine to pay this amount in cash and/or in shares of Company Stock based on their fair market value at the date of exercise. If stock appreciation rights are granted in tandem with a stock option, the exercise of stock appreciation rights cancels the related stock option on a share-for-share basis and vice versa. Following a change in control of the Company, clause (a) of the formula above is revised so that the value of a share of Company Stock on the date of exercise is the greater of the price paid or to be paid per share of Company Stock in connection with the change in control or the highest fair market value of a share of Company Stock in the 60 days preceding the date of exercise.

DEFERRED STOCK UNITS AND RESTRICTED STOCK

The holder of deferred stock units has the right, subject to any restrictions imposed by the Committee, to receive one share of Company Stock for each deferred stock unit, or a cash payment equal to the fair market value of those shares, at some future date determined by the Committee; and, unless otherwise determined by the Committee, will be entitled to receive payments (in cash or shares of Company Stock) equivalent to the amount of dividends paid to our shareholders with respect to a share of Company Stock when the deferred stock unit award is paid.

The holder of restricted stock owns shares of Company Stock subject to restrictions imposed by the Committee for a specified time period determined by the Committee. The participant generally may not transfer or pledge the restricted stock but may have certain rights of a shareholder, including the right to vote and to receive dividends and other distributions on the restricted stock. Until the lapse of the restrictions, the Company will hold the certificates for the restricted shares in escrow. Upon the lapse of the restrictions, the share certificates will be delivered to the participant.

The minimum vesting or restriction period for deferred stock unit and restricted stock awards is at least one year from the date of grant. The Committee may also condition vesting or the lapse of restrictions on achievement of performance objectives based on criteria such as those referred to below under PROVISIONS DESIGNED TO ALLOW CONTINUED DEDUCTIBILITY OF CERTAIN COMPENSATION; and permit normal or accelerated vesting, payout, and/or lapse of restrictions in the case of a participant's retirement, disability, or death. If a change in control occurs, deferred stock units and associated dividend equivalents are immediately payable in full in cash with the units valued at the greater of the price paid or to be paid per share of Company Stock in connection with the change in control or the highest fair market value of a share of Company Stock during the 60 days preceding the change in control; and all restrictions on restricted stock lapse.

OTHER STOCK AWARDS

The Committee also is authorized to grant other types of awards that are denominated or payable in or otherwise related to shares of Company Stock. Other stock awards may be in such form as approved by the Committee including unrestricted shares of Company Stock. Also, the Committee may use other stock awards to satisfy obligations of the Company or a subsidiary to eligible participants in other compensation, stock purchase, or incentive plans, programs, or arrangements of the Company or a subsidiary, including the Company's Deferred Compensation Plan for Directors, the Annual Incentive Plan, the Supplementary Savings Plan, and the U.K. Savings-Related Share Option Scheme which are referred to and described below under EQUITY COMPENSATION PLAN INFORMATION.

PROVISIONS DESIGNED TO ALLOW CONTINUED DEDUCTIBILITY OF CERTAIN COMPENSATION.

Stock options and stock appreciation rights granted to eligible employees are, and deferred stock units, restricted sock, and other stock awards granted to eligible employees may be, intended to provide compensation which will qualify as "performance-based compensation" exempt from the limit on deductibility of executive compensation imposed by Section 162(m) of the Internal Revenue Code.

In order for compensation attributable to Plan awards to be exempt from the limitations of Section 162(m), the Plan includes the following limits on the amounts of awards that may be granted to any one person in any one fiscal year:

     - a 1,000,000 share limit on the number of shares that may be the subject of grants of stock options (and tandem stock appreciation rights);

     - a 1,000,000 share limit on the number of shares that may be the subject of grants of stand-alone stock appreciation rights;

     - a 100,000 limit on the number of deferred stock units;

     - a 100,000 share limit on the number of shares of restricted stock; and

     - a 100,000 share limit with respect to which other stock awards may be granted (i.e., the value of such awards cannot exceed the value of 100,000 shares).

These limits are subject to adjustment to reflect stock splits and similar events.

In addition, the class of employees eligible for awards under the Plan will be limited to executives and other key employees of the Company and its subsidiaries; and the minimum stock price at which shares may be acquired by exercising options granted under the Plan, and on the basis of which stock appreciation rights may be valued, will be the fair market value (as defined in the Plan) of a share of Company Stock on the date the award is granted.

Finally, the performance objectives for any performance-based deferred stock units, restricted stock or other stock awards are limited to objective tests based on one or more of the following business criteria, any of which may be measured either in absolute terms or as compared to another company or companies: return on shareholder's equity (ROE); growth in net income; growth in revenues; cash flow return on average total capital; profit before interest and taxes; total return to shareholders; operating return on net or gross investment, or various other denominators based upon investment or assets, growth in earnings per share or growth in cash flow. These criteria may be used individually or in a formula combining two or more criteria such as a sum of two or more criteria or the greatest of two or more criteria.

AWARDS UNDER THE PLAN

As previously indicated, the Committee or its delegate will determine in its discretion the amount and timing of awards under the Plan and the recipients or classes of recipients of such awards. It is thus not possible to state the amount of awards that will be granted in the future if the proposed amendments to the Plan are approved. With regard to director participants, we currently intend to continue the practice of granting awards of options and deferred stock units and allowing additional deferred stock units to be purchased in lieu of receiving cash retainers and meeting fees, as described under DIRECTOR COMPENSATION, with the objective of 50% or more of the value of a director's pay being stock-based. The following table shows the number of shares of Company Stock subject to stock options and the number of deferred stock units granted during fiscal 2002 to the indicated classes of recipients under the Long-Term Incentive Plan; and under (1) the Stock Option Plan for Directors, (2) the Deferred Compensation Plans for Directors, and (3) the Stock Incentive Program for employees below certain salary grades. The amended Long-Term Incentive Plan will replace these latter three plans as the vehicle for granting stock-based awards. The awards made to individual named executive officers are shown elsewhere in this Proxy Statement as part of the disclosure about compensation of executive officers. No stock appreciation rights, restricted stock, or other stock awards were granted under these plans in fiscal year 2002.

                                                     SHARES OF COMPANY STOCK COVERED BY
                                                   ---------------------------------------
                                                   STOCK OPTIONS*   DEFERRED STOCK UNITS**
                                                   --------------   ----------------------
All current executive officers as a group........    1,349,000              18,300
All other employees as a group...................    3,867,150              18,870
All nonemployee directors as a group.............       20,000              17,677

-------------------------

 * Does not include 217,737 stock options granted in 2002 to employees of the Company's United Kingdom affiliates who elected to participate in the U.K. Savings-Related Share Option Scheme. If the New York Stock Exchange listing standards finally approved by the Securities and Exchange Commission should require shareholder approval of so-called "save as you earn" stock option plans such as the Scheme, any stock options granted under the Scheme after the effective date of the rule will be counted against shares authorized for the Plan.

** Does not include 5,156 deferred stock units purchased by directors under the Deferred Compensation Plan for Directors, 10,379 deferred stock units purchased by executives under the deferred bonus program of the Annual Incentive Plan, and 3,503 deferred stock units purchased by executives under the Supplementary Savings Plan, under which directors and officers are permitted to purchase deferred stock units from the Company at fair market value at time of purchase. We currently plan to continue these existing purchase plans. If the New York Stock Exchange listing standards finally approved by the Securities and Exchange Commission should require shareholder approval of such purchase plans, deferred stock units so purchased after the effective date of the rule will be counted against shares authorized for the Plan.

PLAN AMENDMENT AND ADJUSTMENTS

The Board of Directors may amend the Plan at any time and in any respect it deems to be in the best interests of the Company. However, no amendment may adversely affect an outstanding award without the consent of the holder of the award, and no amendment may be made without shareholder approval if required by law or by the rules of the New York Stock Exchange or any other stock exchange on which Company Stock is then listed. The rules of the New York Stock Exchange do not currently require shareholder approval of Plan amendments which do not increase the shares available under the Plan. However, the Exchange has proposed rules which, if approved by the Securities and Exchange Commission, would require shareholder approval of any material revision to the Plan, including an amendment that materially increases the shares available under the Plan (other than an adjustment to reflect stock splits and similar events), materially changes the types of awards available under the Plan, or materially expands the classes of persons eligible to participate in the Plan.

The Plan provides that without shareholder approval:

     - no outstanding stock option or stock appreciation right will have its exercise price reduced or will be cancelled and replaced with a new stock option or stock appreciation right with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled stock option or stock appreciation right; and

     - no more than a total of 20% of the shares of Company Stock subject to Plan awards for fiscal year 2002 and later years may be for deferred stock units, restricted stock, or other stock awards providing for the acquisition of shares of Company Stock for a consideration less than fair market value as of the date of grant, exercise, or purchase of such awards. For this purpose, fair market value may be determined as of a date not more than two trading days prior to the date of grant, exercise, or purchase in order to facilitate compliance with reporting requirements under Section 16 of the Securities Exchange Act of 1934.

If there is a change in the outstanding shares of Company Stock by reason of a stock dividend or split, recapitalization, merger, consolidation, combination, or exchange of shares, a rights offering to purchase Company Stock at a price substantially below fair market value, or other similar corporate change, including without limitation in connection with a change in control, the Committee may make one or more of the following equitable adjustments to preserve, without increasing or decreasing, the value of Plan awards and authorizations: adjustments in (i) the maximum number or kind of shares issuable or awards which may be granted under the Plan, (ii) the amount payable upon exercise of stock appreciation rights, (iii) the number or kind of shares or purchase price per share subject to outstanding stock options, (iv) the number or value, or kind of shares which may be issued in payment of outstanding stock appreciation rights, (v) the value and attributes of deferred stock units, (vi) the maximum number, kind or value of any Plan awards which may be awarded or paid in general or to any one employee, (vii) the performance-based events or objectives applicable to any Plan awards and/or (viii) any other aspect or aspects of the Plan or outstanding awards made thereunder as specified by the Committee.

MISCELLANEOUS

As a general matter, no Plan award and no right to payment under the Plan is assignable or transferable by a participant except upon death; and stock options or other rights are exercisable during a participant's lifetime only by the participant or by the participant's guardian or legal representative. However, the Committee may in its discretion allow and has allowed exercisable stock options to be transferred by a Plan participant during the participant's lifetime and without consideration, to a family member or a trust for family members. The transferee may not subsequently transfer the option except by will or by the laws of descent and distribution.

There is no time limit on the duration of the Plan. If the Amendments to the Long-Term Incentive Plan are not approved, the current Long-Term Incentive Plan will remain in effect, and the total number of shares reserved for issuance under the Plan will not be increased.

FEDERAL INCOME TAX CONSEQUENCES

The Company is advised by its tax counsel that, under current interpretations of existing federal tax law, the Company will be entitled to federal income tax deductions with respect to nonstatutory stock options, stock appreciation rights, deferred stock units, and restricted stock, at or following the time that taxable income is realized by an employee with respect to such awards. Generally, income will be realized upon the exercise of nonstatutory stock options and at the time cash or stock is delivered to an employee in respect of the other types of awards, except that, in the case of restricted stock, income will be realized at the time the stock is no longer subject to substantial risk of forfeiture. No deduction is allowed to the Company for the grant or exercise of an incentive stock option or for income in respect of any nonperformance-based awards subject to Section 162(m) limits at the time that income is recognized by the participant. It is possible, however, for the Company to receive a deduction with respect to an incentive stock option if the participant disposes of the stock before satisfying the applicable holding period rules.

THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND A VOTE "FOR" APPROVAL OF THE PROPOSED AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN.

IF YOU HOLD YOUR SHARES THROUGH A BROKER, BANK, OR OTHER NOMINEE

If you hold your shares through a broker, bank, or other nominee and you do not instruct them on how to vote on this proposal, your broker may have authority to vote your shares on this proposal. However, the New York Stock Exchange has proposed new regulations that would prohibit brokers or other nominees that are NYSE member organizations from voting in favor of proposals relating to equity compensation plans unless they receive voting instructions from the beneficial owner of the shares. This new rule may become effective before the Annual Meeting, in which case, for shares held through a broker or other nominee who is a NYSE member organization, your shares will only be voted in favor of this proposal if you have provided voting instructions to your broker or other nominee to vote your shares in favor of this proposal. If the Securities and Exchange Commission does not approve this rule before our Annual Meeting, then your broker may vote your shares.

                             THE BOARD OF DIRECTORS

Information follows about the age and business experience, as of December 1, 2002, of the nominees up for election and the directors continuing in office. Each of them has consented to being nominated for director and agreed to serve if elected. All of the nominees are currently directors and all have been elected by shareholders at prior meetings, except for Mr. Murray who was initially elected to our Board by the directors effective in July 2002.
--------------------------------------------------------------------------------
PERSONS STANDING FOR ELECTION THIS YEAR FOR TERMS EXPIRING AT THE ANNUAL MEETING IN 2006
--------------------------------------------------------------------------------

[BAEZA PHOTO]
                   MARIO L. BAEZA, age 51. Chairman and Chief Executive Officer of TCW/Latin America Partners, L.L.C. Director of the Company since 1999.

                   Mr. Baeza formed TCW/Latin America Partners, L.L.C. in 1996. TCW/Latin America Partners, L.L.C. is managing general partner of TCW/Latin America Private Equity Partners, L.P., a private equity fund with a controlling interest in a variety of companies in Brazil, Argentina, and Mexico which is jointly owned by Baeza & Company and Trust Company of the West. Prior to forming TCW/Latin America Partners in 1996, Mr. Baeza served as president of Wasserstein Parella
International Limited and Chairman and CEO of Grupo Wasserstein Parella, the Latin American Division of the firm; and until 1994, was a partner at the law firm of Debevoise & Plimpton where, among other practices, he founded and headed the firm's Latin America Group. Mr. Baeza is a managing director of Trust Company of the West and a director of Ariel Mutual Fund Group.
--------------------------------------------------------------------------------

[BREMER PHOTO]
                   L. PAUL BREMER III, age 61. Chairman and Chief Executive Officer of Marsh Crisis Consulting Company. Director of the Company since 1993.

                   In 2001, former Ambassador Bremer was made Chairman and Chief Executive Officer of Marsh Crisis Consulting, a company owned by Marsh McLennan Inc., the world's largest insurance broker. Ambassador Bremer joined Marsh McLennan Inc. in 2000 as Managing Director, MMC Enterprise Risk. Prior to joining Marsh McLennan Inc., Ambassador Bremer was managing director of Kissinger Associates following a 23-year career in the U.S. Diplomatic Service. Ambassador Bremer held various assignments including political, economic, and commercial officer at the American Embassies in Afghanistan and Malawi and Deputy Chief of Mission and charge d'affaires at the American Embassy in Oslo, Norway. He was appointed Executive Secretary of the State Department and Special Assistant to the Secretary of State in 1981. In 1983, he was named United States Ambassador to the Netherlands, and in 1986 he was appointed Ambassador-at-Large for Counter-Terrorism. Ambassador Bremer is also a director of Akzo Nobel N.V. and the Netherland-America Foundation.
--------------------------------------------------------------------------------

[HAGENLOCKER PHOTO]
                   EDWARD E. HAGENLOCKER, age 63. Former Vice Chairman of Ford Motor Company and former Chairman of Visteon Automotive Systems. Director of the Company since 1997.

                   Mr. Hagenlocker joined Ford Motor Company as a research scientist in 1964 and later held engineering management positions in Product Development, Chassis Division, Body and Electrical Product Engineering, Climate Control Division, and Truck Operations. In 1986, he was elected a Ford vice president and named General Manager of Truck Operations. Mr. Hagenlocker was appointed Vice President of General
Operations for Ford North American Automotive Operations ("NAAO") in 1992 and Executive Vice President of NAAO in 1993. He was elected President of Ford Automotive Operations in 1994 and Chairman, Ford of Europe in 1996. He served as Vice Chairman of Ford Motor Company in 1996 and Chairman of Visteon Automotive Systems from 1997 until his retirement in 1999. Mr. Hagenlocker is a director of Boise Cascade Corporation, AmeriSource Bergen Corporation, and American Standard, Inc.
--------------------------------------------------------------------------------

[MURRAY PHOTO]
                   TERRENCE MURRAY, age 63. Chairman of FleetBoston Financial Corporation. Director of the Company since 2002.

                   Mr. Murray joined FleetBoston Financial Corporation, a diversified financial service company that is engaged in general, commercial banking, and investment management business, in 1962. He was named Chairman, President, and Chief Executive Officer in 1982, and retired as President in 1999 and Chief Executive Officer in December 2001. Mr. Murray is a director of FleetBoston Financial Corporation, A. T. Cross Company, Allmerica Financial Corporation, CVS Corporation, and ChoicePoint Inc.
--------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE UNTIL THE ANNUAL MEETING IN 2004
--------------------------------------------------------------------------------

[HARDYMON PHOTO]
                   JAMES F. HARDYMON, age 68. Retired Chairman and Chief Executive Officer of Textron Inc. Director of the Company since 1997.

                   Mr. Hardymon joined Textron Inc., a global, multi-industry company with core businesses of aircraft, automotive, industrial, and finance, in 1989 as President and Chief Operating Officer. He became Chief Executive Officer in 1992, and assumed the title of Chairman in 1993. Mr. Hardymon retired from Textron at the end of January 1999. Prior to joining Textron, Mr. Hardymon was President, Chief Operating Officer, and a director of Emerson Electric Co. He is a director of Circuit City Stores, Inc., American Standard,
Inc., Lexmark International, Inc., Championship Auto Racing Teams, Inc., and Schneider Electric S.A.
--------------------------------------------------------------------------------

[NOSKI PHOTO]
                   CHARLES H. NOSKI, age 50. Retired Vice Chairman of AT&T. Director of the Company since 2000.

                   Mr. Noski joined AT&T in 1999 as Senior Executive Vice President and Chief Financial Officer and was named Vice Chairman of AT&T's Board of Directors in 2002. Mr. Noski relinquished the position of Chief Financial Officer in June 2002 and retired from AT&T once its restructuring was completed with the merger of AT&T Broadband with Comcast Corp. Prior to joining AT&T, Mr. Noski was President, Chief Operating Officer, and a member of the board of directors of Hughes Electronics, a publicly-traded subsidiary of General
Motors in the satellite and wireless communications business. In 1992, he was appointed corporate senior vice president and chief financial officer of Hughes. For a brief period in 1997, Mr. Noski was executive vice president and chief financial officer of United Technologies Corp. Mr. Noski was a partner at Deloitte & Touche prior to joining Hughes. He is a member of the American Institute of Certified Public Accountants and a past member of the Financial Accounting Standards Advisory Council. Mr. Noski is a director of Teledyne Technologies Inc. and Northrop Grumman Corporation.
--------------------------------------------------------------------------------

[ROSPUT PHOTO]
                   PAULA G. ROSPUT, age 46. Chairman, Director, President and Chief Executive Officer of AGL Resources, Inc. Director of the Company since 2001.

                   Ms. Rosput joined AGL Resources, Inc., a regional energy holding company providing natural gas and related products and services, in September 1998 as President and Chief Operating Officer of Atlanta Gas Light Company, a natural gas distribution utility and main subsidiary of AGL Resources. In 2000, she was named Director, President, and Chief Executive Officer, and in 2002, Chairman of AGL's Board of Directors. Prior to joining AGL Resources, Inc., Ms. Rosput served as president of Duke Energy Power Services LLC, since June 1997. She also served as president of PanEnergy Power from June 1995 until its merger with Duke Power. Ms. Rosput is a director of Coca Cola Enterprises, Circuit City Stores, and AGL Resources, Inc.
--------------------------------------------------------------------------------

[LAWRASON PHOTO]
                   LAWRASON D. THOMAS, age 68. Former Vice Chairman of Amoco Corporation. Director of the Company since 1994.

                   Mr. Thomas joined Amoco Chemical Company, a subsidiary of Amoco Corporation, an integrated petroleum company, in 1958. He held various sales, marketing, and administrative positions with Amoco's chemical and oil subsidiaries before being named Amoco Oil Company's Vice President of Operations, Planning, and Transportation in 1976, Executive Vice President in 1979, and President in 1981. He was elected a director of Amoco Corporation in 1989, Executive Vice President in 1990, and assumed the position of Vice Chairman in 1992. Mr. Thomas retired as Vice Chairman and from the Board of Directors of Amoco Corporation effective January 1, 1996 and continued until April 1996 as senior advisor to the Chairman and a senior representative to international trade groups, partners, and governments.
--------------------------------------------------------------------------------
DIRECTORS CONTINUING IN OFFICE UNTIL THE ANNUAL MEETING IN 2005
--------------------------------------------------------------------------------

[DONAHUE PHOTO]
                   MICHAEL J. DONAHUE, age 44. Group Executive Vice President and Chief Operating Officer of BearingPoint, Inc.

                   Mr. Donahue has served in his current position overseeing the operations of BearingPoint, Inc. since March of 2000. BearingPoint, Inc. completed its separation from the KPMG LLP tax and audit firm in February 2001, becoming a publicly-traded consulting company. Prior to March 2000, he served as management partner, solutions, for the consulting business of KPMG LLP, and as a member of the boards of directors of KPMG LLP and KPMG Consulting KK Japan.
--------------------------------------------------------------------------------

[FAIRBAIRN PHOTO]
                   URSULA F. FAIRBAIRN, age 59. Executive Vice President, Human Resources and Quality of American Express Company. Director of the Company since 1998.

                   Ms. Fairbairn joined American Express Company, a travel and financial services company, in 1996 as Executive Vice President, Human Resources and Quality. Prior to joining American Express, Ms. Fairbairn was Senior Vice President, Human Resources at Union Pacific Corporation, and had previously held several marketing and human resources positions at IBM Corporation. She is a director of VF Corporation and Sunoco Inc.
--------------------------------------------------------------------------------

[JONES PHOTO]
                   JOHN P. JONES III, age 52. Chairman, President, and Chief Executive Officer of the Company. Director of the Company since 1998.

                   Mr. Jones joined the Company in 1972 and, following various commercial assignments in Company joint ventures and subsidiaries, was appointed Vice President and General Manager of the Company's Environmental/Energy Division in 1988. He was appointed Group Vice President of the Company's Process System Group in 1992 and in 1993 was transferred to Air Products Europe, Inc. where he was named President. In 1996, Mr. Jones returned to the U.S. where he was first elected Executive Vice President -- Gases and Equipment and, effective October 1, 1998, President and Chief Operating Officer. Mr. Jones was elected to his present position effective December 1, 2000. Mr. Jones is a director of the American Chemistry Council.

BOARD OF DIRECTORS

Our Board met eight times during our fiscal year 2002, in person and by telephone conference, and Board and committee attendance averaged 94% for the Board as a whole. Unless otherwise stated, 2002 means our fiscal year ending September 30, 2002. Proposed New York Stock Exchange ("NYSE") listing standards will require that boards of listed companies have a majority of independent directors and that audit, nominating/corporate governance, and compensation committee members must all be independent as determined by the board in its business judgment. At its

November 2002 meeting, after reviewing the current and proposed NYSE and other applicable standards of independence, the Board determined that all of our nonmanagement directors are independent from the Company and management and that, with one exception, all of our nonmanagement directors meet the proposed NYSE independence standards.

In reaching this conclusion, the Board considered that the Company and its subsidiaries purchase products and services from companies of which certain of our directors are or were directors or officers. These transactions include corporate credit card, communication, software design and implementation, workman's compensation insurance, crisis management consulting, and commercial lending services. Also, mutual funds affiliated with three director companies acquire, dispose of, and hold Company Stock from time to time. We believe that these transactions occurred in the ordinary course of business and were on terms as favorable as the Company would have received from unaffiliated organizations, and that they are immaterial to the Company and the other party to the transaction, as well as to the affiliated director. While it is expected that these kinds of business relationships may very well continue in 2003 and thereafter, no business materially different in character or amount is currently expected for fiscal year 2003.

If the NYSE proposal were to be adopted by the Securities and Exchange Commission ("SEC") in its current form, independence will be precluded in cases where a director (or his immediate family member) was employed by the company or its public accounting firm within the last five years. Therefore, Mr. Donahue would not qualify as independent until February 2006 because, although not engaged in the audit business, he was affiliated with or employed by KPMG LLP, the Company's current audit firm, within the past five years. When he joined our Board in 2001, he was Group Executive Vice President and Chief Operating Officer of the former KPMG Consulting Inc., now BearingPoint, Inc., which had just completed its legal separation from the KPMG LLP audit firm in February 2001. KPMG LLP was first engaged as the Company's independent auditors this year.

COMMITTEES OF THE BOARD

The Board has six standing committees which operate under written charters approved by the full Board. None of the directors who serve on the Audit, Management Development and Compensation, and Nominating and Corporate Governance Committees are or ever were employed by the Company, and all of them meet the current and proposed NYSE independence standards.

The AUDIT COMMITTEE, which met seven times in fiscal year 2002, is comprised of Mr. Baeza, Mr. Hagenlocker (Chairman), Mr. Hardymon, Ms. Rosput, and Mr. Thomas, all of whom are independent from the Company and its management as independence is defined in the NYSE's current and proposed listing standards and the provision of the Sarbanes-Oxley Act of 2002 calling for entirely independent audit committees. The Board has also determined that all of the Committee members are "financially literate" and that at least one of them qualifies as a "financial expert" under existing and proposed NYSE rules. The Committee operates under a written charter last updated in May 2000, a copy of which was attached to the Company's Proxy Statement for our January 2002 annual meeting. The Committee reviews the appropriateness, quality, and acceptability of the Company's accounting policies and the integrity of financial statements reported to the public; significant internal audit and control matters and internal audit staff performance and activities; and compliance with legal and regulatory requirements. The Committee also reviews the independence and performance and approves the audit, audit-related, and nonaudit fees of, and recommends for Board approval the engagement and termination of, the Company's independent auditors.

This year the Committee was actively involved in the process to select the replacement of Arthur Andersen LLP as the independent auditors for the Company, and recommended the Board approve the appointment of KPMG LLP; approved an annual agenda plan which specified matters to be considered and acted upon by the Committee over the course of the year in fulfilling its responsibilities consistent with its charter; reassessed the adequacy of its charter which the Board reapproved, recognizing that changes to the charter will be appropriate when the regulatory requirements of the Sarbanes-Oxley Act of 2002 and NYSE listing standards are finalized; and approved its annual report for inclusion in this Proxy Statement. The Board has determined that generally the Audit Committee will have four regular meetings, one in each fiscal quarter, as well as two or three meetings to review quarterly reports on Form 10-Q which must be filed with the SEC before the next regular Committee meeting. Also scheduled are four telephone conversations with management, the independent auditors, and the Audit Committee Chairman or, in his absence, another Committee member, to review the quarterly earnings releases.

                             AUDIT COMMITTEE REPORT

This Audit Committee Report (except for the information in the last paragraph) is provided only for the purpose of this Proxy Statement. This Report shall not be incorporated, in whole or in part, in any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

The Audit Committee reviews the Company's financial reporting process on behalf of the Board. In fulfilling its responsibilities, the Committee has reviewed and discussed the audited financial statements contained in the 2002 Annual Report on SEC Form 10-K with the Company's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls and disclosure controls, and has represented to the Audit Committee that such financial statements were prepared in accordance with generally accepted accounting principles. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Committee has discussed with the independent auditors, the auditors' independence from the Company and its management, including the matters in the written disclosures and letter which were received by the Committee from the independent auditors as required by Independence Standard Board No. 1, Independence Discussions with Audit Committees, as amended.

Based on the reviews and discussions referred to above, the Committee recommends to the Board that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the year ended September 30, 2002.

FEES OF INDEPENDENT AUDITORS. During fiscal year 2002, the Company retained its principal auditor, KPMG LLP, to provide services in the following categories and amounts:

Audit Fees..................................................  $1.8 million
Financial Information Systems Design and Implementation
  Fees......................................................            --
All Other Fees
  Audit related fees........................................    .2 million
  Tax compliance............................................    .2 million
  International expatriate tax services.....................   1.1 million
                                                              ----
     Total All Other........................................   1.5 million
Total Fees..................................................  $3.3 million

Audit fees were for professional services rendered in connection with the audit of the Company's financial statements for the year ended 30 September 2002 that are customary under auditing standards generally accepted in the United States or that are customary for the purpose of rendering an opinion or review report on the financial statements; and for the review of the financial statements included in the quarterly reports on Form 10-Q required to be filed during fiscal year 2002. Audit-related fees consist primarily of services rendered in connection with benefit plan audits, SEC registration statements, and acquisition support. The expatriate tax services began before KPMG was selected as the Company's independent auditors and will be performed by another firm effective with fiscal year 2003.

The Audit Committee has considered whether the provision of nonaudit services by the Company's principal auditor is compatible with maintaining auditor independence.

                                Audit Committee
                        Edward E. Hagenlocker, Chairman
                                 Mario L. Baeza
                               James F. Hardymon
                                Paula G. Rosput
                               Lawrason D. Thomas

The ENVIRONMENTAL, SAFETY AND PUBLIC POLICY COMMITTEE, which met twice during 2002, monitors for and reports to the Board on issues and developments in areas such as environmental compliance, safety, corporate security and crisis management, diversity, community relations, and corporate and foundation philanthropic programs and charitable contributions. Members of the Committee during 2002 were Mr. Bremer, Mr. Donahue, Ms. Fairbairn (Chairman), and Ms. Rosput.

The EXECUTIVE COMMITTEE, which met twice this past year, has authority to act on most matters concerning management of the business during intervals between Board meetings. Members of the Committee during 2002 were Mr. Bremer, Mr. Hardymon, Mr. Jones (Chairman), Mr. Lautenbach, and Mr. Thomas.

The FINANCE COMMITTEE, which met twice in 2002, reviews the Company's financial policies; keeps informed of its operations and financial condition, including requirements for funds; advises the Board about sources and uses of Company funds; and reviews the Company's financial arrangements and methods of external financing. Members of the Committee during 2002 were Mr. Donahue, Mr. Jones, Mr. Murray, Mr. Noski (Chairman), and Mr. Thomas.

The MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE, which met four times in 2002, makes recommendations to the Board and provides advice to management about the Company's succession planning; establishes the Company's executive compensation policies; oversees the administration of the incentive compensation plans for executives and key employees; reviews the actions of those responsible for the administration of, and funding and investment policies for, the Company's pension and savings plans; and approves significant amendments to such incentive compensation, pension, and savings plans on behalf of the Board. The Committee approves the individual salary, bonus, and incentive plan awards of the chief executive officer, the other executive officers, and certain other senior executives; annually reviews with the Board the performance of the chief executive officer; and approves the annual report on executive compensation for inclusion in the proxy statement. During 2002 the members of the Committee were Ms. Fairbairn, Mr. Hardymon (Chairman), Mr. Lautenbach, and Mr. Noski.

The NOMINATING AND CORPORATE GOVERNANCE COMMITTEE met three times during 2002. This Committee makes recommendations to the Board about: criteria for and candidates to fill both Board vacancies arising during the year and the slate of nominees for election at annual meetings; the functions and meeting schedules of the Board and the committees, and the members and chairmen of the committees; director compensation, tenure, retirement, and annual performance assessment process; and the Company's corporate governance practices and written statement of principles, as well as committee charters. Members of the Committee during 2002 were Mr. Baeza, Mr. Bremer (Chairman), Mr. Hagenlocker, Mr. Lautenbach, and Mr. Murray.

This Committee will consider nominations for directors made by shareholders of record entitled to vote for the election of directors if timely written notice, in proper form, of the intent to make a nomination at a meeting of shareholders, is received by the Company. If the notice is not timely and in proper form, the nominee will not be eligible to stand for election at the 2004 annual meeting. To be timely for the 2004 annual meeting, the notice must be received within the time frame discussed on page 3. To be in proper form, the notice must include each nominee's written consent to be named as nominee and to serve, if elected; and information about the shareholder making the nomination and the person nominated for election. These requirements are contained in provisions of our bylaws which will be provided upon written request.

DIRECTOR COMPENSATION

During 2002, Board members who are not employed by the Company received an annual retainer for Board service of $48,000 ($53,000 for Committee chairmen), payable quarterly, and no meeting fees. New directors also received grants of 1,000 deferred stock units ("DSUs") when first elected, and directors continuing in office after our January 2002 annual meeting were granted on the date of the annual meeting 1,000 DSUs and, under the Stock Option Plan for Directors, 2,000 market value stock options. These stock options become exercisable in six months and remain exercisable for nine and one-half years unless the director serves on our Board for less than six years (other than because of disability or death). After the options become exercisable, the directors may transfer them by gift to family members. The Board of Directors approved, and are with this Proxy Statement submitting to the Company's shareholders for approval, amendments to the Company's Long-Term Incentive Plan to provide for future stock option and DSU grants to directors under the terms of that plan.

In September 2002, at the recommendation of the Nominating and Corporate Governance Committee, the Board determined that the amount of compensation under the Company's current program is appropriate and competitive, but that the dollar-denominated annual Board retainer compensation should be reduced and Board and committee meeting fees should be introduced to address the fairness issues relating to variations in the frequency of meetings held by the different committees. For 2003, the annual Board retainer is $32,000, Committee chairmen continue to receive a $5,000 annual retainer, and meeting fees of $1,250 per meeting are paid for each Board and Committee meeting. The meeting fee is also paid to Audit Committee members who participate in the telephone conversations to review quarterly earnings releases. Retainers and meeting fees continue to be paid quarterly in arrears.

Instead of being paid their retainers quarterly entirely in cash, under the Deferred Compensation Plan for Directors last year each director received grants of DSUs equivalent to $3,000. This year each receives grants of DSUs equivalent to $4,000 and has the opportunity to purchase more DSUs with up to all of the rest of their retainers and meeting fees. Retainer and meeting fee dollars (plus dividend equivalents earned on the director's existing DSU account during the quarter) are converted to DSUs based on the market value of a share of Company Stock on the second business day preceding the date the dollars would have been paid to the director on the last business day of the quarter. DSUs provide our directors with the financial equivalent of owning Company Stock participating in quarterly dividend reinvestment, which they cannot sell until after they leave our Board, except that DSUs have no voting rights. Directors may transfer DSUs by gift to family members.

Directors are reimbursed for expenses incurred in performing their duties as directors. We also pay the premiums on directors' and officers' liability and business travel accident insurance policies.

DIRECTOR RETIREMENT POLICY

Directors who have never been Company employees are required to tender their resignation for consideration by the Nominating and Corporate Governance Committee when they have a change in principal position or identity other than normal retirement, and are not to continue on the Board after the Annual Meeting at which they've attained age 70. Directors who are Company employees, currently only the chief executive officer, must retire from the Board when they retire from active employment with the Company. Company policy requires the chief executive officer and other executive officers to retire from Company employment at the end of the month in which they attain age 65.

                       COMPENSATION OF EXECUTIVE OFFICERS

      REPORT OF THE MANAGEMENT DEVELOPMENT AND COMPENSATION COMMITTEE (THE
                                  "COMMITTEE")

This Report of the Management Development and Compensation Committee is provided only for the purpose of this Proxy Statement. This Report shall not be incorporated, in whole or in part, in any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934.

COMPENSATING EXECUTIVE OFFICERS. The Committee is responsible for our management compensation program, the primary elements of which are base salary, cash bonus, and stock-based incentives. An executive officer's pay reflects his performance and responsibility. A significant amount of total pay is tied to the achievement of financial goals for the annual and longer-term financial performance of the Company and the creation of incremental shareholder value, and/or to the performance of our stock. In this report we refer to this kind of compensation as "at risk" pay.

We determine the compensation levels for Mr. Jones and the other executive officers with the assistance of the Company's Human Resources Department and work with an independent consulting firm that furnishes the Committee with executive compensation data drawn from published surveys. Each year we set target levels for salary, bonus, and incentive awards using survey data for general industry companies with annual revenues of three to ten billion dollars. We focus on chemical and nondurable manufacturing companies in particular. In the fall of 2001, we adjusted the three elements of our management compensation program to maintain their competitiveness for fiscal year 2002 and beyond. Our intent is for cash components of pay to approximate the survey median and for stock-based incentive awards to be above the median for executive officers and other key leaders. Since a large portion of the compensation opportunity is determined by performance-based variables, total compensation may be above or below the median based on individual and/or Company performance.

Again in 2002, at risk pay represented a progressively larger portion of the total pay for our executives in higher-level positions in order to encourage our leadership team to manage from the perspective of owners with an equity stake in the Company. Approximately 90% of Mr. Jones' intended total pay was variable, with a range of 84% to 87% for Mr. Gadomski, Mr. Cummins, Mr. Brown, and Mr. Katsaros.

Since U.S. tax law does not let us deduct from the Company's federal taxable income compensation paid to any one of these five executives which is not variable or at risk and which exceeds $1,000,000, we periodically obtain requisite shareholder approval so that compensation paid under the Company's bonus and stock-based incentive plans qualify for continued tax deductibility. This year we are again asking shareholders to approve terms applicable to the stock-based incentive plan to maintain this tax deductibility. However, since we believe that the Company's interests may sometimes be best served by providing compensation which is not deductible in order to attract, retain, motivate, and reward top executive talent, the Committee retains the flexibility to provide for payments of such compensation.

2002 ANNUAL CASH COMPENSATION -- BASE SALARY. Late in 2001, when we fixed the fiscal year 2002 salaries for Mr. Jones and the other executive officers, we considered pay for comparable positions reported in the compensation surveys; personal performance, position in salary range, and time since last increase; and, most importantly, the Company's overall performance as related to Mr. Jones' leadership and the impact of the other executive officers on the business.

ANNUAL INCENTIVE PLAN BONUS. At the beginning of 2002, we adopted performance objectives for the year based on return on shareholders' equity ("ROE") and growth in earnings per share, and established an objective formula for computing the bonus for Mr. Jones and the other executive officers, based on the extent to which these objectives are achieved. Following the end of the year, in addition to establishing the maximum possible bonus payment by measuring performance against the two principal objectives, ROE and growth in earnings per share, we also considered growth in revenues, growth in net income, total return to shareholders, the overall economic environment, and the comparable performance of the other companies included in our self-constructed peer group (formerly the Standard & Poor's Chemicals Index) or the Dow Jones Specialty Chemicals Index; and progress towards achieving the Company's strategic objectives.

To set Mr. Jones' bonus, we also considered his 2002 CEO performance review in which we focused on the criteria we use to evaluate his leadership to Air Products, our various stakeholders, and our Board. The Company was able to perform well in 2002 under Mr. Jones' leadership despite the worldwide industrial recession which continued into fiscal year 2002. Our total shareholder return outperformed the S&P 500 by 31%. We maintained a stable cash flow from operations of $1.1 billion a year and were upgraded by Moody's. We continued our focus on improved return on capital. Although operating return on net assets ("ORONA") for the year declined to 10.6% from 11.1% last year due to the impact of the first two quarters following 9/11, ORONA exceeded 11% in the last two quarters of fiscal year 2002. Meaningful progress was made in restructuring our portfolio, profitably investing in our growth platforms, and improving our work processes.

At our November 2002 meeting, we completed our assessment of the Company's and of Mr. Jones' performance and set 90% of the 2002 target bonus guideline as the overall bonus award level for fiscal year 2002, including for Mr. Jones' award.

LONG-TERM INCENTIVE PLAN 2002 STOCK-BASED COMPENSATION. We think this compensation component is particularly important since it reflects the Company's capital-intensive business portfolio which requires long-term commitments for success. We've used two main forms of awards -- stock options and performance-based deferred stock units ("DSUs"). In the fall of 2001, we granted our executive officers ten-year market-priced stock options and DSUs with performance objectives based on achieving ORONA objectives for fiscal year 2002, in each case at a unit level within the guideline award range for their salary grade level, reflecting their position and responsibilities at the time of grant.

OTHER COMPENSATION. The Company maintains a competitive package of compensatory employee benefit and welfare plans which are generally available to all employees. Our executives are eligible to participate in these programs including our qualified 401(k) plan and/or supplementary savings plan and deferred bonus program which provide convenient ways for executives and employees to buy Company Stock on the open market or defer receipt of pay and purchase DSUs from the Company, all at fair market value at the time of purchase.

CONCLUSION. To drive management effort and results, we have a compensation program that is competitive and appropriately linked to shareholder return and the Company's financial goals.

               Management Development and Compensation Committee
                          James F. Hardymon, Chairman
                              Ursula F. Fairbairn
                              Terry R. Lautenbach
                                Charles H. Noski

                         EXECUTIVE COMPENSATION TABLES

                        2002 SUMMARY COMPENSATION TABLE

                                                                             LONG-TERM
                                                                           COMPENSATION
                                                                             AWARDS(2)
                                                                           -------------
                                                                            SECURITIES
                                                                            UNDERLYING
NAME AND                                      FISCAL   SALARY     BONUS    STOCK OPTIONS         ALL OTHER
PRINCIPAL POSITION                             YEAR    ($)(1)    ($)(1)         (#)        COMPENSATION($)(3)(4)
------------------                            ------   -------   -------   -------------   ---------------------
John P. Jones III...........................   2002    990,000   761,000      500,000             292,968
  Chairman, President and Chief Executive      2001    900,000   765,000      320,000             550,977
  Officer                                      2000    702,308   776,000       75,000              21,559
Robert E. Gadomski..........................   2002    645,000   386,000      200,000             203,694
  Executive Vice President, Gases and          2001    620,000   403,000      200,000             366,496
  Equipment                                    2000    521,923   543,000       50,000              17,478
Andrew E. Cummins...........................   2002    437,000   217,000      170,000              99,862
  Group Vice President -- Chemicals            2001    420,000   231,000      100,000             171,660
                                               2000    321,044   298,000       24,000              10,230
W. Douglas Brown............................   2002    385,000   173,000      120,000              84,362
  Vice President, General Counsel and          2001    370,000   185,000       80,000             142,579
  Secretary                                    2000    276,000   263,000       18,800               8,390
Arthur T. Katsaros..........................   2002    385,000   173,000      150,000              83,759
  Group Vice President -- Engineered Sys. &    2001    355,115   185,000       65,000             115,585
  Develop.                                     2000    290,000   263,000       18,800               8,951

-------------------------

(1) Cash compensation earned for services performed during each fiscal year, including amounts deferred at the election of the executive.

(2) On September 30, 2002, Mr. Jones owned 71,020 deferred stock units ("DSUs") worth $2,920,698; Mr. Gadomski owned 44,562 DSUs worth $1,832,612; Mr. Cummins owned 15,698 DSUs worth $645,580; Mr. Brown owned 12,000 DSUs worth $493,500; and Mr. Katsaros owned 16,576 DSUs worth $681,688. These values are based on the 2002 fiscal year-end fair market value of a share of Company Stock. DSUs which have earned out or have been purchased are the financial equivalent of owning Company Stock which can't be transferred or sold until after the executive retires, except that all DSUs accrue dividend equivalents, none have voting rights, and certain of them are subject to forfeiture for engaging in specified activities such as competing with the Company.

(3) Amounts shown for 2002 and 2001 include Performance Shares granted under the Long-Term Incentive Plan which were earned out for each year under our continuing ORONA plan. For 2002, the Committee set the level of earnout at 30% of target, based on the ORONA performance achieved in the challenging business environment. The features described in the last sentence of footnote 2 also pertain to these Performance Shares. The following amounts are included for 2002 and 2001: for Mr. Jones $254,700 and $523,560, Mr. Gadomski $165,555 and $340,314, Mr. Cummins $76,410 and $157,068, Mr. Brown
    $63,675 and $130,890, and Mr. Katsaros $63,675 and $104,712. These amounts are based on the market value of $42.45 and $43.63 per share on the dates the Committee determined the level of payout for the 2002 and 2001 awards, respectively.

(4) In addition to the Performance Shares described in footnote 3, amounts shown for 2002 are principally Company matching contributions and/or accruals under the qualified 401(k) and nonqualified savings plans for U.S. employees under which the Company matches 50% of each participant's elective salary reduction up to 6% of base salary. Also included for 2002 is a tax and estate planning stipend of $8,000 for each of the named executive officers, and the following amounts of interest and/or dividend equivalents accrued under the nonqualified savings plan and on certain deferred bonus accounts: for Mr. Jones, $568; Mr. Gadomski, $10,789; Mr. Cummins, $2,342; Mr. Brown, $1,137; and Mr. Katsaros, $534.

                             OPTION GRANTS IN 2002

                                                                                            NET POTENTIAL
                                                                                         REALIZABLE VALUE AT
                                 INDIVIDUAL GRANTS                                      ASSUMED ANNUAL RATES
-----------------------------------------------------------------------------------        OF STOCK PRICE
                            NUMBER OF    PERCENT (%)                                      APPRECIATION FOR
                            SECURITIES     OF TOTAL                                        TEN-YEAR OPTION
                            UNDERLYING     OPTIONS                                             TERM(2)
                             OPTIONS      GRANTED TO    EXERCISE                      -------------------------
                             GRANTED     EMPLOYEES IN     PRICE       EXPIRATION          5%            10%
NAME                          (#)(1)     FISCAL YEAR     ($/SH)          DATE             ($)           ($)
----                        ----------   ------------   ---------   ---------------   -----------   -----------
John P. Jones III.........   500,000         9.2%        $38.02     October 2, 2011   $11,955,287   $30,297,044
Robert E. Gadomski........   200,000         3.7%        $38.02     October 2, 2011   $ 4,782,115   $12,118,818
Andrew E. Cummins.........   170,000         3.1%        $38.02     October 2, 2011   $ 4,064,798   $10,300,995
W. Douglas Brown..........   120,000         2.2%        $38.02     October 2, 2011   $ 2,869,269   $ 7,271,291
Arthur T. Katsaros........   150,000         2.8%        $38.02     October 2, 2011   $ 3,586,586   $ 9,089,113

-------------------------

(1) These options become exercisable in one-third increments on the first three anniversaries of grant and were granted at fair market value on the October 1, 2001 grant date. Exercisable options may be transferred by gift to family members. The exercise price and tax withholding obligations may be satisfied with shares owned by the executive. In general, options terminate on the last day of employment except for retirement or disability, as defined in the plan, or death after a minimum period of time following the grant date specified in the award agreement. Options are subject to forfeiture for engaging in specified activities such as competing with the Company.

(2) Net pre-tax gains which would be recognized at the end of the option term if an executive exercised all of his 2002 options on the last day of the option term and our stock price had grown at the 5% and 10% assumed growth rates set by the Securities and Exchange Commission. The amounts shown are not intended to forecast future appreciation in the price of our stock.

                           OPTIONS EXERCISED IN 2002
                        AND 2002 YEAR-END OPTION VALUES

                                                                   NUMBER OF
                                                             SECURITIES UNDERLYING       NET VALUE OF UNEXERCISED
                                                              UNEXERCISED OPTIONS          IN-THE-MONEY OPTIONS
                                                                AT YEAR-END (#)             AT YEAR-END ($)(1)
                       SHARES ACQUIRED   VALUE REALIZED   ---------------------------   ---------------------------
NAME                   ON EXERCISE(#)        ($)(1)       EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
----                   ---------------   --------------   -----------   -------------   -----------   -------------
John P. Jones III....       47,327          $499,639        535,886        738,334      $4,160,050     $2,992,862
Robert E. Gadomski...       18,360          $495,670        442,118        350,002      $3,673,004     $1,534,103
Andrew E. Cummins....       31,280          $550,787        118,733        244,667      $1,107,943     $  980,278
W. Douglas Brown.....            0          $      0        108,798        179,602      $  536,435     $  732,915
Arthur T. Katsaros...        6,000          $173,565        129,618        199,602      $1,152,698     $  773,015

-------------------------

(1) Net pre-tax amounts determined by subtracting the exercise price from the fair market value at the exercise date or at year-end, as the case may be.

                               PENSION PLAN TABLE

                                                YEARS OF SERVICE
               ----------------------------------------------------------------------------------
REMUNERATION      15         20         25          30           35           40           45
------------   --------   --------   --------   ----------   ----------   ----------   ----------
3$00,000....   $ 65,736   $ 87,648   $109,560   $  131,472   $  153,384   $  175,884   $  198,384
400,000....    $ 88,236   $117,648   $147,060   $  176,472   $  205,884   $  235,884   $  265,884
500,000....    $110,736   $147,648   $184,560   $  221,472   $  258,384   $  295,884   $  333,384
600,000....    $133,236   $177,648   $222,060   $  266,472   $  310,884   $  355,884   $  400,884
700,000....    $155,736   $207,648   $259,560   $  311,472   $  363,384   $  415,884   $  468,384
800,000....    $178,236   $237,648   $297,060   $  356,472   $  415,884   $  475,884   $  535,884
900,000....    $200,736   $267,648   $334,560   $  401,472   $  468,384   $  535,884   $  603,384
1,000,000..    $223,236   $297,648   $372,060   $  446,472   $  520,884   $  595,884   $  670,884
1,100,000..    $245,736   $327,648   $409,560   $  491,472   $  573,384   $  655,884   $  738,384
1,200,000..    $268,236   $357,648   $447,060   $  536,472   $  625,884   $  715,884   $  805,884
1,300,000..    $290,736   $387,648   $484,560   $  581,472   $  678,384   $  775,884   $  873,384
1,400,000..    $313,236   $417,648   $522,060   $  626,472   $  730,884   $  835,884   $  940,884
1,500,000..    $335,736   $447,648   $559,560   $  671,472   $  783,384   $  895,884   $1,008,384
1,600,000..    $358,236   $477,648   $597,060   $  716,472   $  835,884   $  955,884   $1,075,884
1,700,000..    $380,736   $507,648   $634,560   $  761,472   $  888,384   $1,015,884   $1,143,384
1,800,000..    $403,236   $537,648   $672,060   $  806,472   $  940,884   $1,075,884   $1,210,884
1,900,000..    $425,736   $567,648   $709,560   $  851,472   $  993,384   $1,135,884   $1,278,384
2,000,000..    $448,236   $597,648   $747,060   $  896,472   $1,045,884   $1,195,884   $1,345,884
2,100,000..    $470,736   $627,648   $784,560   $  941,472   $1,098,384   $1,255,884   $1,413,384
2,200,000..    $493,236   $657,648   $822,060   $  986,472   $1,150,884   $1,315,884   $1,480,884
2,300,000..    $515,736   $687,648   $859,560   $1,031,472   $1,203,384   $1,375,884   $1,548,384

The compensation covered by our qualified and nonqualified defined benefit pension plans is the average of the salary and bonus for the highest three consecutive years during the final ten years of service. The approximate years of service as of September 30, 2002 for Mr. Jones are 30 years; for Mr. Gadomski, 32 years; for Mr. Cummins, 28 years; for Mr. Brown, 27 years; and for Mr. Katsaros, 30 years. In addition to participating in the pension plans, Mr. Brown has a separate agreement with the Company under which he will be entitled to pension benefits equivalent to those to which he would have been entitled if he had been an employee of the Company and a participant in the pension plans since he first joined the Company, and had not worked for a former Company affiliate. The benefits under this agreement will be reduced by an amount equivalent to the benefit derived from the former affiliate's pension plans. The table shows approximate annual ordinary life annuity benefits payable to U.S. salaried employees retiring at age 65 in calendar year 2002, after selected periods of service with selected amounts of covered compensation, without reduction for any survivor benefit or for Social Security benefits or other offsets. A lump sum form of payment is available under the nonqualified pension plan.

SEVERANCE AND OTHER CHANGE IN CONTROL ARRANGEMENTS

To retain our leadership team and provide for continuity of management in the event of any actual or threatened change in control of the Company, we utilize individual severance agreements which provide explicit contractual protection for our executive officers including, in 2002, Mr. Jones, Mr. Gadomski, Mr. Cummins, Mr. Brown, and Mr. Katsaros. Individuals receive no payments or benefits under the agreements unless their employment ends during the three-year period following the change in control. Also, certain components of our executive compensation program are activated upon a change in control without regard to whether the individual's employment ends. Specifically, incentive plan provisions automatically accelerate payment of deferred bonuses and vest and provide a cash out opportunity for executive stock options; and pay all executive deferred stock unit awards in cash on an accelerated basis. Also, grantor trusts secured by an agreement to reserve Company Stock for contribution to each trust, call for cash funding to pay benefits to employees under unfunded nonqualified retirement plans (under which participants will have an immediate, nonforfeitable right to their plan benefits and be entitled to elect an immediate lump sum payment of such amounts); and to cash out deferred stock units owed to nonemployee directors. In all of these agreements, plans, and programs, a change in control means a 20% stock acquisition by a person not controlled by the Company; a change in the Board majority during any two years except if approved by two thirds of those who were directors at the beginning of the period; or other events determined to constitute a change in control for purposes of the particular agreement, plan, or program by a majority of nonemployee directors in office when the event occurs.

The severance agreements give each executive specific rights and certain benefits if, within three years after a change in control, his employment is terminated by the Company without "cause" (as defined) or he terminates his employment for "good reason" (as defined). In such circumstances the executive would be entitled to:

     - a cash payment equal to three(1) times the sum of his annual base salary, the value for the most recent fiscal year of the Company's matching contribution and/or accrual on his behalf under the qualified 401(k) and nonqualified savings plans, and his target bonus under the annual bonus plan;

     - a cash payment equal to the actuarial equivalent of the pension benefits he would have been entitled to receive under the Company's pension plans had he accumulated three(1) additional years of service credited after his termination date, plus the early retirement subsidy on the entire benefit should he be ineligible for early retirement as of the date of termination; and

     - continuation of medical, dental, and life insurance benefits for a period of up to three years, and provision of outplacement services, financial counseling benefits, and legal fees.

If any payment, distribution or acceleration of benefits, compensation or rights that is made by the Company to the executive under the severance agreement or otherwise, results in a liability to him for the excise tax imposed by Section 4999 of the U.S. Internal Revenue Code, the Company will pay him an amount equal to such excise tax. Also, each severance agreement provides for indemnification of the executive if he becomes involved in litigation because he is a party to the agreement.

-------------------------

(1) Subject to appropriate reduction in cases where an executive's mandatory retirement would occur within three years from the date of a change in control.

               INFORMATION ABOUT STOCK PERFORMANCE AND OWNERSHIP
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

             COMPARISON OF FIVE-YEAR CUMULATIVE SHAREHOLDER RETURN
   AIR PRODUCTS, S&P 500, DOW JONES SPECIALTY CHEMICALS INDEX, AND PEER GROUP
                    COMPARATIVE GROWTH OF A $100 INVESTMENT
                    (ASSUMES REINVESTMENT OF ALL DIVIDENDS)

                                            AIR PRODUCTS             S&P 500              DJ SPEC CHEM          PEER GROUP(A)
                                            ------------             -------              ------------          -------------
Sep 97                                         100.00                 100.00                 100.00                 100.00
Sep 98                                          73.00                 109.00                  79.00                  90.00
Sep 99                                          73.00                 139.00                  89.00                 106.00
Sep 00                                          92.00                 158.00                  83.00                  79.00
Sep 01                                         101.00                 116.00                  90.00                  86.00
Sep 02                                         112.00                  92.00                  97.00                  85.00

---------------

(a) Return on the S&P Chemicals Index through 31 December 2001; and from 1 January 2002 the return of the six companies that had constituted the S&P Chemicals Index at the time of its discontinuance by S&P (Air Products, Dow, DuPont, Eastman Chemical, Praxair, and Rohm & Haas).
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               PERSONS OWNING MORE THAN 5% OF AIR PRODUCTS STOCK
                            AS OF SEPTEMBER 30, 2002

                                                         AMOUNT AND NATURE
                                                           OF BENEFICIAL
NAME AND ADDRESS OF BENEFICIAL OWNER                         OWNERSHIP        PERCENT OF CLASS
------------------------------------                     -----------------    ----------------
State Farm Mutual Automobile Insurance Company.........     15,535,138                6.3%
One State Farm Plaza
Bloomington, IL 61710
State Street Bank and Trust Company ("State
  Street")(1)..........................................     14,620,059                5.9%(2)
P.O. Box 1389
Boston, MA 02104

-------------------------

(1) State Street holds 8,793,460 shares in trust as trustee of the Company's Retirement Savings and Stock Ownership Plan (the "RSSOP"), which is 3.6% of outstanding shares. The RSSOP trust agreement provides, in general, that the trustee will vote, tender, and exchange RSSOP shares as voting RSSOP participants direct. State Street holds the remainder of the shares in trust as trustee or discretionary advisor for various collective investment funds for employee benefit plan and other index accounts. In the aggregate, State Street has sole voting power over 4,829,911 shares, shared voting power over 9,044,147 shares, sole investment power over 5,477,732 shares, and shared investment power over 9,142,327 shares.

(2) 8,684,265 shares, which is 3.5% of outstanding shares, are held in a grantor trust established by the Company with a bank not affiliated with the RSSOP trustee. Shares in this trust are used to satisfy obligations of the Company and its affiliates under various employee and director benefit and compensation plans and programs as and when specified by the Company. The trust agreement for this trust requires these trust shares to be voted, tendered, and exchanged in the same proportions and manner as the voting participants in the RSSOP direct the RSSOP trustee, although the RSSOP trustee has no power to vote or direct the vote, or to dispose or direct the disposition of such shares.

        AIR PRODUCTS STOCK BENEFICIALLY OWNED BY OFFICERS AND DIRECTORS
                             AS OF NOVEMBER 1, 2002

                                                         SHARES BENEFICIALLY
                                                           OWNED AND OTHER
                                                               EQUITY
NAME OF BENEFICIAL OWNER                                    INTERESTS(1)       STOCK OPTIONS(2)
------------------------                                 -------------------   ----------------
Mario L. Baeza.........................................          4,313                6,000
L. Paul Bremer III.....................................         18,160               18,000
W. Douglas Brown.......................................         15,876              181,732
Andrew E. Cummins......................................         31,063              216,732
Michael J. Donahue.....................................          4,058                2,000
Ursula F. Fairbairn....................................          9,141                8,000
Robert E. Gadomski.....................................         53,161              592,118
Edward E. Hagenlocker..................................         10,861               12,000
James F. Hardymon......................................          6,072               10,000
John P. Jones III......................................        121,678              834,218
Arthur T. Katsaros.....................................         29,292              207,552
Terry R. Lautenbach....................................         19,155               18,000
Terrence Murray........................................          1,076                    0
Charles H. Noski.......................................          5,393                4,000
Paula G. Rosput........................................          5,060                4,000
Lawrason D. Thomas.....................................         15,615               16,000
Directors and Executive Officers as a group (19
  persons)(3)..........................................        402,101            2,362,468

-------------------------

(1) Shares reported include 5,154 shares owned jointly by certain of the directors and officers with their spouses with whom they share voting and investment power; and 8,857 shares held by, or for the benefit of, members of the immediate families or other relatives of certain of the directors and officers, of which such directors and officers disclaim beneficial ownership of 8,857 shares. Equity interests reported are 91,105 deferred stock units ("DSUs") awarded or purchased, and 204,416 DSUs awarded or earned out, under Company plans for nonemployee directors and for executives, respectively. The directors and officers have no voting or investment power over these securities.

(2) The directors and officers have the right to acquire this number of shares within 60 days by exercising outstanding options granted under Company plans.

(3) Not counting their DSUs, our directors, nominees, and executive officers as a group beneficially own just over 1.0% of our outstanding shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers to file reports of holdings and transactions in Company Stock and related securities with the Securities and Exchange Commission and the New York Stock Exchange. Based on our records and other information, we believe that in 2002 all of our directors and executive officers met all applicable Section 16(a) filing requirements.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of September 30, 2002, about Company Stock that may be issued upon the exercise of options, warrants, and rights granted to employees or members of our Board of Directors under our existing equity compensation plans, including plans approved by shareholders and plans which have not been approved by shareholders in reliance on the New York Stock Exchange's traditional treasury stock or other applicable exception to the Exchange's listing requirements.

                                                                                NUMBER OF SECURITIES
                                                                               REMAINING AVAILABLE FOR
                                   NUMBER OF SECURITIES    WEIGHTED-AVERAGE     FUTURE ISSUANCE UNDER
                                    TO BE ISSUED UPON     EXERCISE PRICE OF      EQUITY COMPENSATION
                                       EXERCISE OF           OUTSTANDING          PLANS (EXCLUDING
                                   OUTSTANDING OPTIONS,   OPTIONS, WARRANTS,   SECURITIES REFLECTED IN
PLAN CATEGORY                      WARRANTS, AND RIGHTS       AND RIGHTS          THE FIRST COLUMN)
-------------                      --------------------   ------------------   -----------------------
Equity compensation
  plans approved by
  security holders...............       18,414,180(1)           $33.52                6,177,822(2)
Equity compensation
  plans not approved
  by security holders............        7,034,392(3)           $33.25                  412,797(4)
Total............................       25,448,572                                    6,590,619

-------------------------

(1) Represents outstanding options under the Long-Term Incentive Plan.

(2) This number includes: 1,041,404 deferred stock units ("DSUs") which have earned out and are the financial equivalent of owning Company Stock which can't be transferred or sold until after the employee retires, except that all DSUs accrue dividend equivalents, none have voting rights, and certain of them are subject to forfeiture for engaging in specified activities such as competing with the Company; and 5,136,418 authorized shares which were available for future grants as of September 30, 2002.

(3) Represents outstanding options under Global Employee Stock Option Awards (4,198,675), the Stock Incentive Program (1,789,300), the Stock Option Plan for Directors (134,000), and the U.K. Savings-Related Share Option Schemes (912,417).

(4) Represents DSUs under the Stock Incentive Program (201,540) which vested on September 30, 2002, after a four-year deferral period and have been paid by delivering shares of Company Stock and dividend equivalents; and DSUs under the Deferred Compensation Plan for Directors (140,543), the Annual Incentive Plan (35,715), and the Supplementary Savings Plan (34,999) which plans do not limit the number of DSUs which may be purchased for fair market value with eligible deferred compensation.

The Stock Option Plan for Directors and the Deferred Compensation Plan for Directors are described under DIRECTOR COMPENSATION. The following is a description of the material features of the Company's other equity compensation plans that were not approved by shareholders.

In each of 1995, 1997, and 1999, the Company granted Global Employee Stock Option Awards covering 100 shares of Company Stock to every individual who was at the time a full- or part-time employee of the Company (or a subsidiary designated to participate in the Award) who was employed in an active classification at or below a certain salary grade level ("Eligible Employees"). (The 1995 and 1997 Awards were adjusted to double the number of units and halve the purchase price to reflect the May 1998 two-for-one stock split.) Additionally, each year since 1999, the Company has granted stock options Awards under the Stock Incentive Program to a subset of Eligible Employees classified at or above a certain salary grade level. All stock options under these Awards were granted at fair market value on date of grant, first become exercisable after three years, and terminate ten years after the date of grant or upon the earlier termination of employment for reasons other than retirement, disability, death, or involuntary termination due to Company action necessitated by business conditions. These Awards are administered by the Vice President, Human Resources.

The Air Products PLC U.K. Savings-Related Share Option Scheme and the Air Products Group Limited U.K. Savings-Related Share Option Scheme (together, the "U.K. Plan") are employee benefit plans for salaried employees of Air Products PLC (and certain of its U.K. subsidiaries) and Air Products Group Limited (and certain of its U.K. subsidiaries), respectively (together, the "U.K. Companies").

The directors of the U.K. Companies may from time to time invite salaried employees to participate in the U.K. Plan by electing to do so during a brief invitation period. An employee who elects to participate elects a five- or seven-year option period and has amounts of salary automatically withheld and contributed to a savings account at a bank not affiliated with the Company. At the end of the five-year savings period, a tax-free bonus is added to the employee's account. An employee who elects a seven-year option and retains his savings account for seven years receives a further bonus at the end of the seventh year.

At the end of the option period, the participant may use his savings to purchase shares of Company Stock at the fixed option price or receive in cash the amount of his savings and bonus(es). His election must be made within six months of the close of the option period. The option price is an amount determined by the directors of the U.K. Company on the date the option is granted, which may not be less than 90% of Market Value (as defined in the U.K. Plan) on the date of grant.

The Annual Incentive Plan is the annual cash bonus plan for executives and key salaried employees of the Company and its subsidiaries. At the 2001 Annual Meeting, terms applicable to the Plan were approved by shareholders in order to permit the continued exclusion of compensation payable under it from the deduction limitations imposed by Section 162(m) of the Internal Revenue Code. The Plan is administered by the Management Development and Compensation Committee of the Board of Directors (the "Compensation Committee"). All or a portion of bonuses granted to a participant may be deferred at the election of the participant or in the discretion of the Compensation Committee ("Deferred Awards").

The dollar amount of Deferred Awards granted to a participant is initially credited to an unfunded account which earns interest credits. The Compensation Committee amended the Plan in 2001 so that participants with Deferred Awards may periodically be permitted while employed by the Company to irrevocably convert all or a portion of their accounts to an account deemed to be invested in Company Stock. Upon conversion, the Company Stock account is credited with deferred stock units ("DSUs") based on the fair market value of a share of Company Stock on the date of crediting. Dividend equivalents corresponding to the number of DSUs are credited quarterly to the interest-bearing account. DSUs are paid after, but no later than ten years after, termination of employment in shares of Company Stock, unless the Compensation Committee determines otherwise. Upon a change in control of the Company, DSUs become payable immediately in cash.

The Company's Supplementary Savings Plan is an unfunded employee retirement benefit plan available to certain of the Company's U.S.-based management and other highly compensated employees (and those of its subsidiaries) whose participation in the Company's Retirement Savings and Stock Ownership Plan (the "RSSOP") is limited by federal tax laws. Participants may defer a portion of base salary which cannot be contributed to the RSSOP because of tax limitations ("Elective Deferrals") and earn matching contributions from the Company they would have received if their Elective Deferrals had been contributed to the RSSOP ("Matching Credits"). The dollar amount of Elective Deferrals and Matching Credits is initially credited to an unfunded account which earns interest credits. Participants may periodically be permitted while employed by the Company to irrevocably convert all or a portion of their account to DSUs in a Company Stock account. Conversion and crediting of earnings to, and payments from, the Company Stock account is the same as described above as to Deferred Awards granted under the Annual Incentive Plan.

                        AIR PRODUCTS AND CHEMICALS, INC.
                            LONG-TERM INCENTIVE PLAN

                             As Amended and Restated
                           Effective January 23, 2003

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----
Purposes of the Plan.......................................................... 1
Administration of the Plan.................................................... 1
Eligibility for Participation................................................. 2
Shares of Stock Subject to the Plan........................................... 3
Awards........................................................................ 3
Stock Options................................................................. 4
     Director Stock Options................................................... 4
     Employee Stock Options................................................... 4
     Terms Applicable to all Stock Options.................................... 5
         Terms and Exercise Dates............................................. 5
         Exercise............................................................. 5
         Payment.............................................................. 6
         Termination of Employment or Death................................... 6
Stock Appreciation Rights..................................................... 7
     Number of Rights......................................................... 7
     Exercise................................................................. 7
     Amount of Cash and/or Number of Shares................................... 7
     Termination of Employment or Death....................................... 8
Restricted Shares............................................................. 8
Deferred Stock Units.......................................................... 8
     Number, Value, and Manner of Payment of Deferred Stock Units............. 9
     Deferral Period.......................................................... 9
     Termination of Service or Death.......................................... 9
     Dividends................................................................10
Other Stock Awards............................................................10

TABLE OF CONTENTS

                                   (continued)

                                                                            Page
                                                                            ----
Change in Control............................................................ 10
     Acceleration and Exercisability of Stock Options and
         Stock Appreciation Rights; Amount of Cash and/or
         Number of Shares for Stock Appreciation Rights...................... 10
     Cash Surrender of Stock Options......................................... 11
     Reduction in Accordance with Plan....................................... 11
     Lapse of Restrictions on Restricted Shares.............................. 12
     Accelerated Payment of Deferred Stock Units............................. 12
Dilution and Other Adjustments............................................... 12
Miscellaneous Provisions..................................................... 13
Amendments and Termination; Requisite Shareholder Approval................... 17
Effective Date, Amendment and Restatement, and Term of the Plan.............. 18

1. PURPOSES OF THE PLAN

      The purposes of this Plan are: (i) to provide long-term incentives and rewards to directors and to those executives or other key employees who are either in a position to contribute to the long-term success and growth of Air Products and Chemicals, Inc. (the "Company") and Participating Subsidiaries, or who have high potential for assuming greater levels of responsibility or who have demonstrated their critical importance to the operation of their organizational unit, (ii) to assist the Company and Participating Subsidiaries in attracting and retaining directors, executives and other key employees with experience and ability and (iii) to associate more closely the interests of such directors, executives and other key employees with those of the Company's shareholders.

2. ADMINISTRATION OF THE PLAN

      With regard to Plan awards granted to employees, the Plan shall be administered by the Management Development and Compensation Committee of the Company's Board of Directors (the "Board") or such other committee thereof consisting of such members (not less than three) of the Board as are appointed from time to time by the Board (the "Compensation Committee"), each of the members of which, at the time of any action under the Plan, shall be (i) a "non-employee director" as then defined under Rule 16b-3 under the Act (or meeting comparable requirements of any successor rule relating to exemption from
Section 16(b) of the Act), (ii) an "outside director" as then defined under
Section 162(m) of the Internal Revenue Code and (iii) an "independent director" as then defined under the rules of the New York Stock Exchange (or meeting comparable requirements of any stock exchange on which the Company's Common Stock may then be listed). With regard to Plan awards granted to Eligible Directors, the Plan shall be administered by Nominating and Corporate Governance Committee of the Board or such other committee thereof consisting of such members (not less than three) of the Board as are appointed from time to time by the Board (the "Nominating Committee"), each of the members of which, at the time of any action under the Plan, shall be (i) a "non-employee director" as then defined under Rule 16b-3 under the Act (or meeting comparable requirements of any successor rule relating to exemption from Section 16(b) of the Act) and
(ii) an "independent director" as then defined under the rules of the New York Stock Exchange (or meeting comparable requirements of any stock exchange on which the Company's Common Stock may then be listed). As used herein, the term "Committee" shall mean the Compensation Committee as regards awards granted or to be granted to employees and the Nominating Committee as regards awards granted or to be granted to Eligible Directors.

      The Committee shall have all necessary powers to administer and interpret the Plan. Such powers of the Compensation Committee include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the employees or determine classes of employees to be granted awards under the Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to eligible employees, and to determine the time when awards will be granted. The Compensation Committee may take into consideration recommendations from the appropriate officers of the Company and of each Participating Subsidiary with respect to making the foregoing determinations as to Plan awards, administration, and interpretation. Such powers of the Nominating Committee include exclusive authority (within the limitations described and except as otherwise provided in the Plan) to select the Eligible Directors to be granted awards under the Plan, to determine the aggregate amount, type, size, and terms of the awards to be made to Eligible Directors, and to determine the time when such awards will be granted.

      The Committee shall have full power and authority to adopt such rules, regulations, agreements and instruments for the administration of the Plan and for the conduct of its business as the Committee deems necessary or advisable. The Committee's interpretations of the Plan and all action taken and determinations made by the Committee pursuant to the powers vested in it hereunder shall be conclusive and binding on all parties concerned, including the Company, its shareholders and any director or employee of the Company or any Subsidiary. Notwithstanding any other provision of the Plan to the contrary, the Committee may delegate to appropriate Company officers its authority to take all final action with respect to granting and administering Plan awards granted to Participants who are at the time of such action not members of the Board or "officers" within the meaning of Rule 16a-1(f) of the Act, including without limitation selecting the executives and key employees to whom such awards will be granted and determining the amount of any such awards to be made to such executives and key employees, determining the terms and conditions of such awards and administering, interpreting, and taking all action on behalf of the Company with respect to administering, vesting, and paying such awards; provided, however, that (i) all such awards shall be granted within the limitations and subject to the terms and conditions required by the Plan and by the Committee's determinations and interpretations thereof and thereunder; (ii) the aggregate of such awards granted under the Plan for or with respect to a given Fiscal Year shall not, when added to the awards approved by the Committee for granting to individuals who are members of the Board of Directors or are "officers" within the meaning of Rule 16a-1(f) of the Act for or with respect to the same Fiscal Year, exceed the total amount of awards approved by the Committee for or with respect to such Fiscal Year; and (iii) any action with respect to such awards taken because of or in connection with a Change in Control of the Company or as contemplated by Section 12 shall be taken by the Committee. With respect to matters so delegated, the term "Committee" as used herein shall mean the delegate.

3. ELIGIBILITY FOR PARTICIPATION

      Participation in the Plan shall be limited to (i) directors of the Company who are not employees of the Company or any of its subsidiaries or their respective predecessors ("Eligible Directors") and (ii) executives or other key employees (including officers and directors who are also employees) of the Company and its Participating Subsidiaries selected on the basis of such criteria as the Committee may determine. Employees who participate in other incentive or benefit plans of the Company or any Participating Subsidiary may also participate in this Plan. As used herein, the term "employee" shall mean any person employed full time or part time by the Company or a Participating Subsidiary on a salaried basis, and the term "employment" shall mean full-time or part-time salaried employment by the Company or a Subsidiary.

4. SHARES OF STOCK SUBJECT TO THE PLAN

      The shares that may be delivered upon exercise, in payment or in respect of stock options, stock appreciation rights, deferred stock units, restricted shares and other stock awards granted under the Plan on or after January 23, 2003 shall not exceed in the aggregate 9,000,000 shares of common stock of the Company ("Common Stock") plus the number of shares previously authorized under the Plan but not then issued or subject to an outstanding award, subject to adjustment as provided in Section 12. Any share subject to a Plan award which for any reason is not delivered, whether because the award expires, is forfeited, or terminates unexercised, because payment under the award is made in a form other than in shares, or for any other reason may again be subject to an award subsequently granted under the Plan. Shares used as payment of the exercise price of an award or in satisfaction of tax obligations relating to an award are available again for Plan awards.

5. AWARDS

      Awards granted to Eligible Directors under the Plan may be of the following types: (i) stock options, (ii) restricted shares, (iii) deferred stock units and/or (iv) other stock awards. Awards granted to employees under the Plan may be of the following types: (i) stock options, (ii) stock appreciation rights, (iii) restricted shares, (iv) deferred stock units and/or (v) other stock awards.

      Stock options ("Stock Options"), are rights to purchase Common Stock from the Company. Stock Options granted to employees may be either Nonstatutory Stock Options or Incentive Stock Options, both as described below. The Committee shall designate each Stock Option grant to an employee as being either a Nonstatutory Stock Option or an Incentive Stock Option. If the same employee receives both Nonstatutory Stock Options and Incentive Stock Options, each type shall be clearly identified and separately granted.

      Stock appreciation rights ("Stock Appreciation Rights") are rights to receive cash and/or Common Stock equivalent in value to the "spread" between (a) the aggregate fair market value of the number of shares with respect to which the Participant has elected to exercise Stock Appreciation Rights and (b) the aggregate purchase price of such shares based on the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted. Restricted shares ("Restricted Shares") are shares of Common Stock awarded subject to restrictions and to possible forfeiture upon the occurrence of specified events. Deferred stock units ("Deferred Stock Units") are rights to receive at the end of a deferral period cash and/or Common Stock equivalent in value to one share of Common Stock for each unit. Other stock awards ("Other Stock Awards") are awards in such form as the Committee may determine that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock.

      Nonstatutory Stock Options, Restricted Shares, Deferred Stock Units and Other Stock Awards, and in the case of employee Participants Incentive Stock Options and Stock Appreciation Rights, may be granted to the same Participant as separate awards at or for the same period of time under terms whereby the issuance of shares or payment under one award has no effect on any other award. Stock Appreciation Rights and, in the case of a Nonstatutory Stock Options, other Plan awards may be granted to an employee Participant in relation to (i.e., in "tandem" with) each other or with a previously or concurrently granted Stock Option under terms whereby the issuance of shares or payment under one award reduces directly the number of shares, units, and/or rights remaining available under the related award(s).

6. STOCK OPTIONS

      (a) DIRECTOR STOCK OPTIONS

            All Stock Options granted to Eligible Directors under the Plan shall be Nonstatutory Stock Options. The purchase price per share of Common Stock covered by each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option. The Committee will determine, absolutely or by formula, the number of shares to be subject to each Stock Option.

      (b) EMPLOYEE STOCK OPTIONS

      Stock Options granted to eligible employees under the Plan may be either Incentive Stock Options or Nonstatutory Stock Options, as determined by the Committee at the time of grant. The Committee may grant Stock Options to eligible employees either alone or in conjunction with and related to Stock Appreciation Rights and may also grant Nonstatutory Stock Options in conjunction with and related to other Plan awards. No Incentive Stock Option shall be granted under this Plan more than 10 years after the most recent date this Plan is adopted or approved by the shareholders of the Company.

      The purchase price per share of Common Stock covered by each Stock Option shall be determined by the Committee but shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date of grant of such Option. If an Incentive Stock Option is granted to an employee who, on the date of grant, owns stock possessing more than 10% of the total combined voting power of all outstanding classes of stock of the Company or any affiliate, the purchase price per share under such Incentive Stock Option shall be at least 110% of the Fair Market Value of a share of Common Stock on the date of grant of such Option, and such Incentive Stock Option shall not be exercisable after the expiration of five years from its date of grant.

      The Committee will determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of shares of Common Stock to be subject to each Stock Option. The number of shares subject to an outstanding Stock Option will be reduced on a one-for-one basis to the extent that shares under such Stock Option are used to calculate the cash and/or shares received upon exercise of related Stock Appreciation Rights. In no event shall the number of shares subject to Stock Options (and any related Stock Appreciation Rights) granted to any Participant in any Fiscal Year exceed 1,000,000.

            The aggregate Fair Market Value, determined on the date of grant, of stock with respect to which Incentive Stock Options are exercisable for the first time by such Participant during any calendar year (under this Plan and all such other plans of the Company and any predecessor, parent, subsidiary or affiliate) shall not exceed $100,000, except as a result of an acceleration of the exercise date of an Incentive Stock Option provided for in Section 11.

      (c) TERMS APPLICABLE TO ALL STOCK OPTIONS.

            Except as otherwise determined by the Committee and reflected in the applicable Stock Option agreement or an amendment thereto, Stock Options shall be granted on the following additional terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

            (i) Term and Exercise Dates. The Committee shall fix the term during which each Stock Option may be exercised, but no Stock Option shall be exercisable after the tenth anniversary of its date of grant. No Stock Option shall be exercisable prior to one year from its date of grant, except as otherwise provided in Section 11. Except as otherwise provided in Section 11, each Stock Option shall become exercisable in installments as follows:

                  1. One-third of the shares subject to such Stock Option may be purchased commencing one year after the date of grant; and

                  2. An additional one-third of such shares subject to such
            Stock Option may be purchased commencing on each of the second and third yearly anniversaries of the date of grant.

            Notwithstanding any other provision of the Plan, the Committee may determine that the date on which any outstanding Stock Option or any portion thereof is exercisable shall be or shall have been advanced to an earlier date or dates designated by the Committee in accordance with such terms and subject to such conditions, if any, as the Committee shall specify; provided, however, that any such earlier date shall not be prior to one year from the date of grant of such Stock Option, except as otherwise provided in Section 11.

            (ii) Exercise. A Participant wishing to exercise his or her Stock Option in whole or in part shall give written notice of such exercise to the Company, accompanied by full payment of the purchase price. The date of receipt of such notice (including by facsimile transmission) and payment shall be the "Exercise Date" for such Stock Option or portion thereof; provided, however, that if the Participant engages in a simultaneous Option exercise and sale of shares of Common Stock, the Exercise Date shall be the date of sale of the shares purchased by exercising such Option. No partial exercise of a Stock Option may be for less than 100 shares of Common Stock.

            (iii) Payment. The purchase price of shares purchased upon exercise of any Option shall be paid in full in cash at the time of exercise of the Option, except that the Committee, in its sole discretion, and on such terms and conditions as it may specify, may approve payment by the exchange of shares of Common Stock having a Fair Market Value on the Exercise Date equal to the purchase price of such shares or by a combination of cash and Common Stock having a Fair Market Value on the Exercise Date equal to the portion of such purchase price not paid in cash; provided, however, that except as the Committee shall otherwise determine, any such shares submitted in the exchange must have been beneficially owned by the Participant for a certain period prior to the Exercise Date, the duration of such period to be determined from time to time by the Committee but in no event to be less than six months. Subject to any administrative rules from time to time adopted by the Committee for administering Option exercises, payment of the exercise price of the Option will be permitted through the delivery (including by facsimile transmission) of an irrevocable exercise notice coupled with irrevocable instructions to a designated broker to simultaneously sell the underlying shares of Common Stock and deliver to the Company on the settlement date the portion of the proceeds representing the exercise price (and any taxes to be withheld).

            (iv) Termination of Employment or Death.

            (A) The Participant whose employment or service as a director is terminated by Retirement or Disability, and, in the case of the Participant's death while an employee or director or after termination of employment or service due to Retirement or Disability, the Participant's Designated Beneficiary or, if none, his or her legal representative, shall continue to have the same rights to exercise any unexercised portion of the Participant's Stock Option which is exercisable at the time of, or will by its terms become exercisable after, such termination or death, as the Participant would have had if he or she had continued to be an active or retired employee or director of the Company or a Subsidiary, as the case may be.

            (B) Except as provided in clause (A) of this Section 6(c)(iv), if prior to the expiration or cancellation of any Stock Option, the Participant ceases to be employed by the Company or a Subsidiary or to be a director for any reason, any unexercised portion of his or her outstanding Option shall automatically terminate unless the Committee, in its sole discretion, shall determine otherwise, and except that when the Participant's employment has ceased due to a leave of absence, such Participant's Stock Option shall be treated in accordance with guidelines for such situations established by the Committee.

            (C) No provision of this Section 6(c)(iv) shall be deemed to permit the exercise of any Stock Option after the expiration of the normal stated term of such Option.

7. STOCK APPRECIATION RIGHTS

      The Committee may grant Stock Appreciation Rights either alone or in conjunction with and related to previously or concurrently granted Stock Options and/or other Plan awards. Except as otherwise determined by the Committee and reflected in the applicable Stock Appreciation Rights agreement or an amendment thereto, all Stock Appreciation Rights shall be granted on the following terms and conditions (and such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

      (a) Number of Rights. The Committee shall determine, absolutely or by formula related to the Fair Market Value of a share of Common Stock, the number of Stock Appreciation Rights which shall be granted. As to any Stock Appreciation Rights granted in tandem with a Stock Option, such number shall not be greater than the number of shares which are then subject to the related Stock Option, and the number of such Stock Appreciation Rights will be reduced on a one-for-one basis to the extent that shares under the related Stock Option are purchased. In no event shall the number of Stock Appreciation Rights granted to any Participant in any Fiscal Year (excluding Stock Appreciation Rights granted in tandem with a Stock Option, which shall be subject to the limitation in
Section 6(b)), exceed 1,000,000.

      (b) Exercise. Stock Appreciation Rights shall entitle the Participant, to the extent he or she so elects from time to time, to receive, without any payment to the Company, an amount of cash and/or a number of shares determined and payable as provided in Section 7(c). Stock Appreciation Rights shall generally be exercisable to the extent and upon the same conditions that Stock Options are exercisable under Section 6(c)(iv); provided, however, that, unless otherwise determined by the Committee, Stock Appreciation Rights may not be exercised prior to one year following the date of their grant. A Participant wishing to exercise Stock Appreciation Rights shall give written notice of such exercise to the Company. The date of receipt of such notice shall be the "Exercise Date" for such Stock Appreciation Rights. Promptly after the Exercise Date the Company shall pay and/or deliver to the Participant the cash and/or shares to which he or she is entitled.

      (c) Amount of Cash and/or Number of Shares. Except as otherwise provided in Section 11, the amount of the payment to be made upon exercise of Stock Appreciation Rights shall be determined by multiplying (i) that portion, as elected by the Participant, of the total number of shares as to which the Participant is entitled to exercise the Stock Appreciation Rights award as of the Stock Appreciation Right Exercise Date, by (ii) 100% of the amount by which the Fair Market Value of a share of Common Stock on the Exercise Date exceeds the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Rights were granted. The Committee may make payment in cash or partly in cash and partly in Common Stock, all as determined by the Committee in its sole discretion. To the extent that payment is made in Common Stock, the number of shares shall be determined by dividing the amount of such payment by the Fair Market Value of a share of Common Stock on the Exercise Date. No fractional shares shall be issued, but instead the Participant shall be entitled to receive a cash adjustment equal to the same fraction of the Fair Market Value on the Exercise Date.

      (d) Termination of Employment or Death. In the event that a recipient of Stock Appreciation Rights ceases to be employed by the Company or a Subsidiary by reason of Retirement, Disability or death, his or her Stock Appreciation Rights shall continue to be or become exercisable following such termination of employment and termination of directorship, if any, to the extent and upon the same conditions that a Stock Option is exercisable under Section 6(c)(iv). In the event a recipient of Stock Appreciation Rights ceases to be employed by the Company or a Subsidiary for a reason other than Retirement, Disability or death, his or her Stock Appreciation Rights shall automatically terminate unless and to the extent the Committee, in its sole discretion, shall determine otherwise.

8. RESTRICTED SHARES

      Restricted Share awards shall be evidenced by a written agreement in the form prescribed by the Committee in its discretion, which shall set forth the number of shares of Common Stock awarded, the restrictions imposed thereon (including, without limitation, restrictions on the right of the grantee to sell, assign, transfer or encumber such shares while such shares are subject to other restrictions imposed under this Section 8), the duration of such restrictions which shall not be less than one year from the effective date of the award; the events (which may, in the discretion of the Committee, include performance-based events or objectives) the occurrence of which would cause a forfeiture of the Restricted Shares in whole or in part; and such other terms and conditions as the Committee in its discretion deems appropriate. If so determined by the Committee at the time of an award of Restricted Shares, the lapse of restrictions on Restricted Shares may be based on the extent of achievement over a specified performance period of one or more performance targets based on performance criteria established by the Committee. In no event shall the number of Restricted Shares granted to any Participant in any Fiscal Year exceed 100,000.

      Restricted share awards shall be effective upon execution of the applicable Restricted Share agreement by the Company and the Participant. Following a Restricted Share award and prior to the lapse or termination of the applicable restrictions, the share certificates for such Restricted Shares shall be held in escrow by the Company. Upon the lapse or termination of the applicable restrictions (and not before such time), the certificates for the Restricted Shares shall be issued or delivered to the Participant. From the date a Restricted Share award is effective, the Participant shall be a shareholder with respect to all the shares represented by such certificates and shall have all the rights of a shareholder with respect to all such shares, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares, subject only to the restrictions imposed by the Committee.

9. DEFERRED STOCK UNITS

      The Committee may grant Deferred Stock Units to Participants on the following terms and conditions (and/or such other terms and conditions that the Committee may establish which are consistent with the Plan and applicable law):

      (a) Number, Value, and Manner of Payment of Deferred Stock Units. Each Deferred Stock Unit shall be equivalent in value to one share of Common Stock and shall entitle the Participant to receive from the Company at the end of the deferral period (the "Deferral Period") applicable to such Unit the value at such time of each Unit. Except as otherwise determined by the Committee, Deferred Stock Units shall be granted without payment of cash or other consideration to the Company but in consideration of services performed for or for the benefit of the Company or a Participating Subsidiary by such Participant. Payment of the value of Deferred Stock Units may be made by the Company in shares of Common Stock, cash or both as determined by the Committee during, or as soon as practicable after the end of the Deferral Period. If paid in Common Stock, the Participant shall receive a number of shares of Common Stock equal to the number of matured or earned Deferred Stock Units, and if paid in cash, the Participant shall receive for each matured Deferred Stock Unit an amount equal to the Fair Market Value of a share of Common Stock on the last day of the applicable Deferral Period (except as otherwise provided in Section 11). Upon payment in respect of a Deferred Stock Unit, such Unit shall be canceled. In no event shall the number of Deferred Stock Units granted to any Participant in any Fiscal Year exceed 100,000.

      (b) Deferral Period. Except as otherwise provided in Section 9(c), payments in respect of Deferred Stock Units shall be made only at the end of the Deferral Period applicable to such Units, the duration of which Deferral Period shall be fixed by the Committee at the time of grant of such Deferred Stock Units. Deferral Periods shall be no less than one year.

      (c) Termination of Service or Death. Unless otherwise determined by the
Committee:

            (i) in the case of Deferred Stock Units granted to employee
      Participants:

                  (A) If during a Deferral Period a Participant's employment with the Company or a Subsidiary is terminated for any reason other than Retirement, Disability or death, such Participant shall forfeit his or her Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, unless the Committee determines in its discretion that such Deferred Stock Units should be paid at the end of such Deferral Period or, notwithstanding any other provision of the Plan, on some accelerated basis; and

                  (B) Unless otherwise specified by the Committee in the
            applicable Deferred Stock Units agreement, a Participant whose employment with the Company or a Subsidiary terminates during a Deferral Period due to Retirement or Disability or, in the case of his or her death while an employee or after termination of employment due to Retirement or Disability, such Participant's Designated Beneficiary or, if none, his or her legal representative, shall receive payment in respect of such Participant's Deferred Stock Units which would have matured or been earned at the end of such Deferral Period, at such time and in such manner as if the Participant were still employed (and living) at the end of the Deferral Period or, notwithstanding any other provision of the Plan, on such accelerated basis as the Committee may determine.

            (ii) Deferred Stock Units granted to Eligible Directors shall not be required to be forfeited upon termination of service as a director.

      (d) Dividends. No cash dividends or equivalent amounts shall be paid on outstanding Deferred Stock Units. However, when payment of the value of an award is made to the Participant, the Company shall pay to the Participant an additional amount in cash which shall be equal to the cash dividends, if any ("Dividend Equivalent"), which would have been paid during the period since the award was granted with respect to issued and outstanding shares of Common Stock equal in number to the number of Deferred Stock Units being paid. No interest shall be paid on any such Dividend Equivalent or any part thereof.

10. OTHER STOCK AWARDS

      The Committee shall have the authority in its discretion to grant to eligible Participants such other awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock as deemed by the Committee to be consistent with the purposes of the Plan, including, without limitation, purchase rights, shares awarded without restrictions or conditions, or securities or other rights convertible or exchangeable into shares of Common Stock. In the discretion of the Committee, such Other Stock Awards, including shares of Common Stock, or other types of awards authorized under the Plan, may be used in connection with, or to satisfy obligations of the Company or a Subsidiary to eligible employees under, other compensation or incentive plans, programs or arrangements of the Company or a Subsidiary, including without limitation the Company's Deferred Compensation Plan for Directors, Annual Incentive Plan, Supplementary Savings Plan, and the U.K. Savings-Related Share Option Scheme. The Committee shall determine the terms and conditions, if any, of any Other Stock Awards made under the Plan. In no event shall Other Stock Awards be granted to any Participant in any Fiscal Year with respect to more than 100,000 shares of Common Stock (i.e., have a value greater than the value of 100,000 shares of Common Stock).

11. CHANGE IN CONTROL

      Following or in connection with the occurrence of a Change in Control, the following shall or may occur as specified below, notwithstanding any other provisions of this Plan to the contrary:

      (a) Acceleration and Exercisability of Stock Options and Stock Appreciation Rights; Amount of Cash and/or Number of Shares for Stock Appreciation Rights. All Stock Options and Stock Appreciation Rights shall become immediately exercisable in full for the period of their remaining terms automatically and without any action by the Committee, provided, however, that the acceleration of the exercisability of any Stock Option or Stock Appreciation Right that has not been outstanding for a period of at least six months from its respective date of grant shall occur on the first day next following the end of such six-month period. The amount of the payment to be made upon the exercise of a Stock Appreciation Right following a Change in

Control shall be determined by multiplying (i) that portion, as elected by the Participant, of the total number of shares as to which the Participant is entitled to exercise the Stock Appreciation Rights as of the Exercise Date for the Stock Appreciation Rights, by (ii) 100% of the amount by which

            (A) the greater of (1) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Committee from such source or sources of information as the Committee shall determine including, without limitation, the Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-1 under the Act), or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (2) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Exercise Date of the Stock Appreciation Rights, exceeds

            (B) the Fair Market Value of a share of Common Stock on the date of grant of the Stock Appreciation Rights.

      For purposes of determining the price paid or to be paid for Common Stock under clause (1) of paragraph (A) of the preceding formula, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

      (b) Cash Surrender of Stock Options. All or certain outstanding Stock Options may, at the discretion of the Committee, be required to be surrendered by the holder thereof for cancellation in exchange for a cash payment for each such Stock Option. In the absence of Committee action requiring the surrender of Stock Options, each holder of Stock Options may elect to surrender all or certain of his or her outstanding Options which are then exercisable for cancellation in exchange for a cash payment for each such Stock Option. In any case, the cash payment received for each share subject to the Stock Option shall be 100% of the amount by which the amount described in paragraph (A) of Section 11(a) exceeds the Fair Market Value of a share of Common Stock on the date of grant of the Option. Such payments shall be due and payable immediately upon surrender to the Committee for cancellation of appropriate award agreements or other evidence in writing of the Participant's relinquishment of his or her rights to such award or at such earlier date as the Committee shall determine (but in no event earlier than the occurrence of a Change in Control) and shall be valued as if the Exercise Date were the date of receipt of said materials or such earlier date as the Committee shall determine.

      (c) Reduction in Accordance with Plan. The number of shares covered by Stock Options and Stock Appreciation Rights will be reduced on a one-for-one basis to the extent related Stock Options or Stock Appreciation Rights are exercised, or surrendered for cancellation in exchange for a cash payment, as the case may be, under this Section 11.

      (d) Lapse of Restrictions on Restricted Shares. Unless the applicable Restricted Share agreement or an amendment thereto shall otherwise provide, all restrictions applicable to an outstanding award of Restricted Shares shall lapse immediately upon the occurrence of such Change in Control regardless of the scheduled lapse of such restrictions.

      (e) Accelerated Payment of Deferred Stock Units. Unless otherwise provided in the applicable Deferred Stock Unit award agreement or an amendment thereto, all outstanding Deferred Stock Units together with any Dividend Equivalents for the period for which such Units have been outstanding, notwithstanding that the Deferral Periods as to such Deferred Stock Units have not been completed, shall be paid in full. Such payment shall be in cash and shall be due and payable to Participants immediately upon the occurrence of a Change in Control in an amount in respect of each Deferred Stock Unit equal to the greater of (i) the highest tender or exchange offer price paid or to be paid for Common Stock pursuant to the offer associated with the Change in Control (such price to be determined by the Committee from such source or sources of information as the Committee shall determine including, without limitation, the Schedule 13D or an amendment thereto filed by the offeror pursuant to Rule 13d-l under the Act) or the price paid or to be paid for Common Stock under an agreement associated with the Change in Control, as the case may be, and (ii) the highest Fair Market Value of a share of Common Stock on any day during the sixty-day period immediately preceding the Change in Control. For purposes of determining the price paid or to be paid for Common Stock under clause (i) of the preceding sentence, consideration other than cash forming part or all of the consideration for Common Stock paid or to be paid pursuant to the exchange offer or agreement associated with the Change in Control shall be valued at the higher of the valuation placed thereon by the Board of Directors or by the person making the offer or entering into the agreement with the Company.

12. DILUTION AND OTHER ADJUSTMENTS

      Notwithstanding any other provision of the Plan, in the event of any change in the outstanding shares of Common Stock by reason of any stock dividend or split, recapitalization, merger, consolidation, combination or exchange of shares, a rights offering to purchase Common Stock at a price substantially below fair market value, or other similar corporate change, including without limitation in connection with a Change in Control, an equitable adjustment shall be made, as determined by the Committee, so as to preserve, without increasing or decreasing, the value of Plan awards and authorizations, in (i) the maximum number or kind of shares issuable or awards which may be granted under the Plan,
(ii) the amount payable upon exercise of Stock Appreciation Rights, (iii) the number or kind of shares or purchase price per share subject to outstanding Stock Options, (iv) the number or value, or kind of shares which may be issued in payment of outstanding Stock Appreciation Rights, (v) the value and attributes of Deferred Stock Units, (vi) the maximum number, kind or value of any Plan awards which may be awarded or paid in general or to any one employee,
(vii) the performance-based events or objectives applicable to any Plan awards,
(viii) any other aspect or aspects of the Plan or outstanding awards made thereunder as specified by the Committee, or (ix) any combination of the foregoing. Such adjustments shall be made by the Committee and shall be conclusive and binding for all purposes of the Plan.

13. MISCELLANEOUS PROVISIONS

      (a) The holder of a Plan award shall have no rights as a Company shareholder with respect thereto unless, and until the date as of which, certificates for shares of Common Stock are issued upon exercise or payment in respect of such award.

      (b) Except as the Committee shall otherwise determine in connection with determining the terms of awards to be granted or shall thereafter permit, no Plan award or any rights or interests therein of the recipient thereof shall be assignable or transferable by such recipient except upon death to his or her Designated Beneficiary or by will or the laws of descent and distribution, and, except as aforesaid, during the lifetime of the recipient, a Plan award shall be exercisable only by, or payable only to, as the case may be, such recipient or his or her guardian or legal representative.

      (c) All Stock Options, Stock Appreciation Rights, Restricted Shares, and Deferred Stock Units granted under the Plan shall be evidenced by agreements in such form and containing and/or incorporating such terms and conditions (not inconsistent with the Plan and applicable domestic and foreign law) in addition to those provided for herein as the Committee shall approve.

      (d) No shares of Common Stock shall be issued, delivered or transferred upon exercise or in payment of any award granted hereunder unless and until all legal requirements applicable to the issuance, delivery or transfer of such shares have been complied with to the satisfaction of the Committee and the Company, including, without limitation, compliance with the provisions of the Securities Act of 1933, the Act and the applicable requirements of the exchanges on which the Company's Common Stock may, at the time, be listed. The Committee and the Company shall have the right to condition any issuance of shares of Common Stock made to any Participant hereunder on such Participant's undertaking in writing to comply with such restrictions on his or her subsequent disposition of such shares as the Committee and/or the Company shall deem necessary or advisable as a result of any applicable law, regulation or official interpretation thereof, and certificates representing such shares may be legended to reflect any such restrictions.

      (e) The Company shall have the right to deduct from all awards hereunder paid in cash any federal, state, local or foreign taxes required by law to be withheld with respect to such cash awards. In the case of awards to be distributed in Common Stock, the Company shall have the right to require, as a condition of such distribution, that the Participant or other person receiving such Common Stock either (i) pay to the Company at the time of distribution thereof the amount of any such taxes which the Company is required to withhold with respect to such Common Stock or (ii) make such other arrangements as the Company may authorize from time to time to provide for such withholding including without limitation having the number of the units of the award cancelled or the number of the shares of Common Stock to be distributed reduced by an amount with a value equal to the value of such taxes required to be withheld. The obligation of the Company to make delivery of awards in cash or Common Stock shall be subject to currency or other restrictions imposed by any government.

      (f) No employee or director of the Company or a Subsidiary or other person shall have any claim or right to be granted an award under this Plan. Neither this Plan nor any action taken hereunder shall be construed as giving any employee any right to be retained in the employ of the Company or a Subsidiary or any director any right to continue as a director of the Company, it being understood that all Company and Subsidiary employees who have or may receive awards under this Plan are employed at the will of the Company or such Subsidiary and in accord with all statutory provisions.

      (g) Distributions of shares of Common Stock upon exercise, in payment or in respect of awards made under this Plan may be made either from shares of authorized but unissued Common Stock reserved for such purpose by the Board of Directors or from shares of authorized and issued Common Stock reacquired by the Company and held in its treasury or held under the Company's Flexible Employee Benefits Trust, as from time to time determined by the Committee, the Board, or pursuant to delegations of authority from either.

      (h) The costs and expenses of administering this Plan shall be borne by the Company and not charged to any award or to any employee, director or Participant receiving an award. However, the Company may charge the cost of any awards made to employees of Participating Subsidiaries, including administrative costs and expenses related thereto, to the respective Participating Subsidiaries by which such persons are employed.

      (i) This Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any award under this Plan and payment of awards shall be subordinate to the claims of the Company's general creditors.

      (j) In addition to the terms defined elsewhere herein, the following terms as used in this Plan shall have the following meanings:

      "Act" shall mean the Securities Exchange Act of 1934 as amended from time to time.

      "Change in Control" shall mean the first to occur of any one of the events described below:

            (i) Stock Acquisition. Any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Act), other than the Company or a corporation, a majority of whose outstanding stock entitled to vote is owned, directly or indirectly, by the Company, or a trustee of an employee benefit plan or trust sponsored solely by the Company and/or such a corporation, is or becomes, other than by purchase from the Company or such a corporation, the "beneficial owner" (as such term is defined in Rule 13d-3 under the Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding voting securities. Such a Change in Control shall be deemed to have occurred on the first to occur of the date securities are first purchased by a tender or exchange offeror, the date on which the

      Company first learns of acquisition of 20% of such securities, or the later of the effective date of an agreement for the merger, consolidation or other reorganization of the Company or the date of approval thereof by a majority of the Company shareholders, as the case may be.

            (ii) Change in Board. During any period of two consecutive years, individuals who at the beginning of such period were members of the Board of Directors cease for any reason to constitute at least a majority of the Board of Directors, unless the election or nomination for election by the Company's shareholders of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of the period. Such a Change in Control shall be deemed to have occurred on the date upon which the requisite majority of directors fails to be elected by the shareholders of the Company.

            (iii) Other Events. Any other event or series of events which, notwithstanding any other provision of this definition, is determined, by a majority of the outside members of the Board of Directors of the Company serving in office at the time such event or events occur, to constitute a change in control of the Company for purposes of this Plan. Such a Change in Control shall be deemed to have occurred on the date of such determination or on such other date as such majority of outside members of the Board shall specify.

      "Designated Beneficiary" shall mean the person or persons, if any, last designated as such by the Participant on a form filed by him or her with the Company in accordance with such procedures as the Committee shall approve.

      "Disability" shall mean permanent and total disability of an employee or director participating in the Plan as determined by the Committee in accordance with uniform principles consistently applied, upon the basis of such evidence as the Committee deems necessary and desirable.

      "Fair Market Value" of a share of Common Stock of the Company on any date shall mean an amount equal to the mean of the high and low sale prices for such date on the New York Stock Exchange, as reported on the composite transaction tape, or on such other exchange as the Committee may determine. If there are no such sale price quotations for the date as of which Fair Market Value is to be determined but there are such sale price quotations within a reasonable period both before and after such date, then Fair Market Value shall be determined by taking a weighted average of the means between the highest and lowest sales prices per share of Common Stock as so quoted on the nearest dates before and after the date as of which Fair Market Value is to be determined. The average should be weighted inversely by the respective numbers of trading days between the sales dates and the date as of which Fair Market Value is to be determined. If there are no such sale price quotations on or within a reasonable period both before and after the date as of which Fair Market Value is to be determined, then the Committee shall in good faith determine the Fair Market Value of the Common Stock on such date.

      "Fiscal Year" shall mean the twelve-month period used as the annual accounting period by the Company and shall be designated according to the calendar year in which such period ends.

      "Incentive Stock Option" shall mean a Stock Option designated by the Committee as an Incentive Stock Option and if so designated is intended to comply with the requirements in Subsection (b) of Section 422 of the Internal Revenue Code so as to be eligible for preferential income tax treatment.

      "Internal Revenue Code" shall mean the Internal Revenue Code of 1986 and regulations thereunder as amended from time to time. References to particular sections of the Internal Revenue Code shall include any successor provisions.

      "Nonstatutory Stock Option" shall mean a Stock Option which is not eligible for preferential tax treatment under Section 421(a) of the Internal Revenue Code.

      "Participant" shall mean, as to any award granted under this Plan and for so long as such award is outstanding, the employee or director to whom such award has been granted.

      "Participating Subsidiary" shall mean any Subsidiary designated by the Committee to participate in this Plan which Subsidiary requests or accepts, by action of its board of directors or other appropriate authority, such designation.

      "Retirement" shall mean

            (a) in the case of an employee Participant, separating from service with the Company or a Subsidiary with the right to begin receiving immediate pension benefits under the Company's Pension Plan for Salaried Employees or under another defined benefit pension plan sponsored or otherwise maintained by a Subsidiary for its employees, in either case as then in effect or, in the absence of such Pension Plan or such other pension plan being applicable to any Participant, as determined by the Committee in its sole discretion; and

            (b) in the case of an Eligible Director, (i) resigning from serving as a director, failing to stand for re-election as a director or failing to be re-elected as a director after being duly nominated, and (ii) in any such case having the right to immediate or deferred pension benefits under the Company's Pension Plan for Directors as then in effect or, in the absence of such Pension Plan or another pension plan being applicable to any director, after at least six (6) full years of service as a director of the Company. More than six (6) months' service during any twelve (12) month period after a director's first election by the shareholders to the Board shall be considered as a full year's service for this purpose.

      "Subsidiary" shall mean any domestic or foreign corporation, partnership, association, joint stock company, trust or unincorporated organization "affiliated" with the Company, that is, directly or indirectly, through one or more intermediaries, "controlling", "controlled by" or

"under common control with", the Company. "Control" for this purpose means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such person, whether through the ownership of voting securities, contract or otherwise.

      (k) This Plan shall be governed by the laws of the Commonwealth of Pennsylvania and shall be construed for all purposes in accordance with the laws of said Commonwealth except as may be required by the General Corporation Law of Delaware or by applicable federal law.

14. AMENDMENTS AND TERMINATION; REQUISITE SHAREHOLDER APPROVAL

      The Board may at any time terminate or from time to time amend or suspend the Plan in whole or in part in such respects as the Board may deem advisable in order that awards granted thereunder shall conform to any change in the law, or in any other respect which the Board may deem to be in the best interests of the Company; provided, however, that no amendment of the Plan shall be made without shareholder approval if shareholder approval of the amendment is at the time required by applicable law, or by the rules of the New York Stock Exchange or any stock exchange on which Common Stock may be listed.

      In addition, without shareholder approval, no outstanding Stock Option (or Stock Appreciation Right) will have its exercise price reduced or will be cancelled and replaced with a new Stock Option (or Stock Appreciation Right) with a lower exercise price where the economic effect would be the same as reducing the exercise price of the cancelled Stock Option (or Stock Appreciation Right); and no more than a total of 20% of the shares of Common Stock subject to Plan awards for Fiscal Year 2002 and later years may be for Deferred Stock Units, Restricted Shares or Other Stock Awards providing for the acquisition of shares of Common Stock for a consideration less than Fair Market Value as of the date of grant or exercise of such awards. For this purpose, Fair Market Value may be determined as of a date not more than two trading days prior to the date of grant or exercise in order to facilitate compliance with the reporting requirements under Section 16 of the Act.

      The Board shall have the power to amend the Plan in any manner contemplated by Section 12 or deemed necessary or advisable for awards granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the Act), to qualify as "performance-based" compensation under Section 162(m) of the Internal Revenue Code or to comply with applicable law, and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding awards theretofore granted under the Plan notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the Plan, the holder of any award outstanding under the Plan shall, upon request of the Board and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Board to any award agreement relating thereto within such reasonable time as the Board shall specify in such request.

      With the consent of the Participant affected, the Board may amend outstanding agreements evidencing Plan awards in a manner not inconsistent with the terms of the Plan.

Notwithstanding anything contained in this Section 14 or in any other provision of the Plan, unless required by law, no action contemplated or permitted by this
Section 14 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any award theretofore made under the Plan without the consent of the affected Participant.

15.  EFFECTIVE DATE, AMENDMENT AND RESTATEMENT, AND TERM OF THE PLAN

      This Plan, previously denominated the "Air Products and Chemicals, Inc. 1990 Long-Term Incentive Plan," became effective for the Fiscal Year commencing October 1, 1989 for awards to be made for the Fiscal Year commencing October 1, 1989 and for Fiscal Years thereafter and was continued in effect indefinitely until terminated, amended, or suspended as permitted by its terms, following approval by a majority of those present at the January 26, 1989 annual meeting of shareholders of the Company and entitled to vote thereon. Following approval by the holders of a majority of the shares of Common Stock of the Company present at the January 25, 1996 annual meeting of shareholders of the Company and entitled to vote thereon, the Plan was amended, restated denominated the "Air Products and Chemicals, Inc. 1997 Long-Term Incentive Plan" continued in effect indefinitely for awards made for the Fiscal Year commencing October 1, 1996 and for Fiscal Years thereafter, until terminated, amended, or suspended as permitted by its terms. Following approval by the holders of a majority of the shares of Common Stock of the Company present at the January 25, 2001 annual meeting of shareholders of the Company and entitled to vote thereon, the Plan was amended, restated and continued in effect indefinitely for awards made for the Fiscal Year commencing October 1, 2001 and for Fiscal Years thereafter, until terminated, amended, or suspended as permitted by its terms. The Plan as amended and restated herein, was continued in effect indefinitely for awards made on or after January 23, 2003, until terminated, amended, or suspended as permitted under Section 14, following approval by a majority of those present at the January 23, 2003 annual meeting of shareholders of the Company and entitled to vote thereon.

                                ANNUAL MEETING OF
                        AIR PRODUCTS AND CHEMICALS, INC.

                           THURSDAY, JANUARY 23, 2003
                                    2:00 P.M.
                         TOMPKINS COLLEGE CENTER THEATER
                       CEDAR CREST COLLEGE, ALLENTOWN, PA

                             ELECTRONIC DISTRIBUTION

If you would like to receive future Air Products and Chemicals, Inc. proxy statements and annual reports electronically, please visit
HTTP://WWW.INVESTPOWER.COM. Click on "Enroll to receive mailings via e-mail" to enroll. Please refer to the company number and account number on top of the reverse side of this card.

[AIR PRODUCTS LOGO]

                                      PROXY
                        AIR PRODUCTS AND CHEMICALS, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS
             FOR ANNUAL MEETING OF SHAREHOLDERS -- JANUARY 23, 2003

The undersigned hereby appoints John P. Jones III, W. Douglas Brown, and John R. Owings, or any one of them, with full power of substitution, to represent the undersigned at the annual meeting of shareholders of Air Products and Chemicals, Inc. on Thursday, January 23, 2003, at 2:00 p.m., and at any adjournments thereof, and to vote at such meeting the shares which the undersigned would be entitled to vote if personally present in accordance with the following instructions and to vote in their judgment upon all other matters which may properly come before the meeting and any adjournments thereof.

[AIR PRODUCTS LOGO]

                        ANNUAL MEETING OF SHAREHOLDERS OF

                        AIR PRODUCTS AND CHEMICALS, INC.

                                January 23, 2003

Co. #________________                                  Acct. #_________________

                            PROXY VOTING INSTRUCTIONS

TO VOTE BY MAIL
Please date, sign, and mail your proxy card in the envelope provided as soon as possible.

TO VOTE BY TELEPHONE (TOUCH-TONE PHONE ONLY)
Please call toll-free 1-800-PROXIES (1-800-776-9437) and follow the instructions. Have your control number and the proxy card available when you call.

TO VOTE BY INTERNET
Please access the web page at "www.voteproxy.com" and follow the on-screen instructions. Have your control number available when you access the web page.

YOUR CONTROL NUMBER IS -                                        [             ]


               - Please Detach and Mail in the Envelope Provided -

                Please mark your
A     [X]       votes as in this
                example.

        THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2.

                                                 FOR            WITHHELD
1.   To elect
     all                                          [ ]              [ ]
     nominees

Nominees: 01. M. L. Baeza
          02. L. P. Bremer III
          03. E. E. Hagenlocker
          04. T. Murray

as directors for three-year terms.

For all nominees except those named below:

                                              FOR        AGAINST       ABSTAIN
2.   APPOINTMENT OF AUDITORS

     Ratification of appointment of           [ ]         [ ]            [ ]
     KPMG LLP as independent auditors
     for fiscal year 2003


                                                   FOR      AGAINST    ABSTAIN
3.  AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN

    Approval of Amendments to the Long-Term        [ ]        [ ]        [ ]
    Incentive Plan

The shares represented by this proxy will be voted as directed by the Shareholder on this proxy with respect to Proposals 1, 2, and 3. If no direction is given, such shares will be voted for Proposals 1, 2, and 3. Such shares will be voted in the proxies' discretion upon such other business as may properly come before the meeting.


SIGNATURE________________________________________DATE___________________________

NOTE: Please sign exactly as name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title of such.

[X]    PLEASE MARK VOTES
       AS IN THIS EXAMPLE


STATE STREET BANK AND TRUST COMPANY

1.   ELECTION OF DIRECTORS

     The nominees for Directors for three-year terms are:

                                                      FOR ALL    WITH-   FOR ALL
                                                      NOMINEES   HOLD    EXCEPT
    (01) M. L. BAEZA        (03) E. E. HAGENLOCKER
    (02) L. P. BREMER III   (04) T. MURRAY              [ ]       [ ]      [ ]

NOTE: If you do not wish your shares voted "For" a particular nominee, mark the "For All Except" box and strike a line through that nominee(s) name. Your shares will be voted for the remaining nominee(s).

CONTROL NUMBER:

RECORD DATE SHARES:

2.  APPOINTMENT OF AUDITORS                           FOR     AGAINST    ABSTAIN
    Ratification of appointment of KPMG LLP,
    as independent auditors for fiscal year 2003.      [ ]      [ ]        [ ]

3.  AMENDMENTS TO THE LONG-TERM INCENTIVE PLAN         FOR    AGAINST    ABSTAIN
    Approval of amendments to the Long-Term            [ ]      [ ]        [ ]
    Incentive Plan.

If not voting electronically, please be sure to sign and date this Proxy.

Date

                        THE BOARD OF DIRECTORS RECOMMENDS
                          A VOTE FOR NOS. 1, 2, AND 3.

Participant sign here

DETACH CARD                                                          DETACH CARD

                       STATE STREET BANK AND TRUST COMPANY

December 13, 2002

TO: ALL PARTICIPANTS IN THE AIR PRODUCTS AND CHEMICALS, INC. RETIREMENT SAVINGS
    AND STOCK OWNERSHIP PLAN

If you are an active employee with Intranet access, you should have received E-mail notice of electronic access to the Notice of Annual Meeting, the Proxy Statement, and the Annual Report on or about December 13, 2002. You may request paper copies of these materials by calling 1-888-AIR-INFO (1-888-247-4636). If you do not have Intranet access, or are no longer an active employee, copies of these materials will be mailed to your home.

As a participant and named fiduciary of a Company-sponsored employee benefit savings plan that provides for pass-through voting to participants, you are entitled to vote the shares credited to your account and held by us in our capacity as Trustee under the Air Products and Chemicals, Inc. Retirement Savings and Stock Ownership Plan. These shares will be voted in confidence as you direct if your vote is received by us on or before January 16, 2003.

Similar to last year, you may vote your shares in one of three ways. You may vote over the Internet, vote over the telephone, or vote by marking, signing, dating, and returning the voting direction form in the postage paid envelope. Internet and telephone voting instructions are on the reverse side.

Cordially yours,

STATE STREET BANK AND TRUST COMPANY, TRUSTEE

     2003 ANNUAL MEETING OF SHAREHOLDERS - AIR PRODUCTS AND CHEMICALS, INC.

                 STATE STREET BANK AND TRUST COMPANY BOSTON, MA
  AS TRUSTEE FOR AIR PRODUCTS AND CHEMICALS, INC. RETIREMENT SAVINGS AND STOCK
                                OWNERSHIP PLAN.

The Trustee is hereby directed to vote the shares of common stock of Air Products and Chemicals, Inc. represented by units of interest (the "shares") allocated to my account under the Retirement Savings and Stock Ownership Plan at the annual meeting of shareholders of Air Products and Chemicals, Inc. to be held on 23 January 2003 as directed on the reverse side with respect to Proposals 1, 2, and 3.

I understand that the whole shares allocated to my Plan account will be voted by the Trustee in person or by proxy as so directed by me. If this form is signed and returned without directions, the shares allocated to my account will be voted by the Trustee for Proposals 1, 2, and 3. Except as otherwise provided in the Retirement Savings and Stock Ownership Plan, such shares will be voted in the proxies' discretion upon such other business as may properly come before the meeting. If no voting instructions are received or it this form is returned unsigned, the shares allocated to my account will be voted by the Trustee in the same proportions as shares held under the Plan for which voting directions have been received.

                                ELECTRONIC VOTING

You can vote your shares electronically through the Internet or the telephone, 24 hours a day, 7 days a week. This eliminates the need to return the voting direction form.

To vote your shares by these means, please use the control number printed on the voting direction form. The number must be used to access the system.

              1.  TO VOTE OVER THE INTERNET:
                         * Log on the Internet and go to the website http://www.eproxyvote.com/apd1

              2.  TO VOTE OVER THE TELEPHONE:
                         * On a touch-tone telephone call 1-877-PRX-VOTE (1-877-779-8683)
                         *  Outside of the U.S. and Canada call 1-201-536-8073

Your electronic vote authorizes the proxies in the same manner as if you marked, signed, dated, and returned the voting direction form.